As filed with the Securities and Exchange Commission on April 30, 2013

Securities Act File No. 33-79180

Investment Company Act File No. 811-08518

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 26	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 27	☒

GABELLI GOLD FUND, INC.

(Exact Name of Registrant as Specified in Charter)

One Corporate Center, Rye, New York 10580-1422

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 1-800-422-3554

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center,

Rye, New York 10580-1422

(Name and Address of Agent for Service)

Copies to:

Sonia K. Kothari, Esq.	Michael R. Rosella Esq.
Gabelli Gold Fund, Inc.	Paul Hastings, LLP
One Corporate Center	75 East 55th Street
Rye, New York 10580-1422	New York, New York 10022-3205

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b); or
☐	on [ ] pursuant to paragraph (b); or
☐	60 days after filing pursuant to paragraph (a)(1); or
☐	on [ ] pursuant to paragraph (a)(1); or
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	on [ ] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Gabelli Gold Fund, Inc.

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

(800-422-3554)

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Questions?

Call 800-GABELLI

or your investment representative.

Gabelli

Gold

Fund,

Inc.

Class	Ticker Symbol
AAA	GOLDX

PROSPECTUS

April 30, 2013

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF THE FUND

Investment Objective

The Fund seeks to provide investors with long term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

Class AAA Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None
Redemption Fee (as a percentage of amount redeemed for shares held seven days or less):	2.00%
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%
Distribution (Rule 12b-1) Fees	0.25%
Other Expenses	0.23%

Total Annual Fund Operating Expenses	1.48%

Expense Example

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$151	$468	$808	$1,768

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of foreign and domestic issuers principally engaged in gold-related activities and gold bullion (the “80% Investment Policy”).

In selecting investments for the Fund, Gabelli Funds, LLC, the Fund’s investment adviser (the “Adviser”), focuses on stocks that are undervalued, but which appear to have favorable prospects for growth. Factors considered in this determination include capitalization per ounce of gold production, capitalization per ounce of recoverable reserves, quality of management, and the issuer’s ability to create shareholder wealth.

Because most of the world’s gold production is outside of the United States, the Fund expects that a significant portion of its assets may be invested in securities of foreign issuers, including those located in developed as well as emerging markets.

An important function of the Adviser’s investment process is to, among other things, establish through the Adviser’s research, a value at which a particular stock may be sold, provided there are no other fundamental changes in the business. The Adviser constantly monitors the Fund’s holdings to determine if such holdings continue to act in accordance with the factors described above and the Fund’s investment objective. The Adviser may sell a holding if its fundamentals deteriorate or change in a way, as determined by the Adviser, that the investment case for the holding is no longer appropriate for the Fund.

You May Want to Invest in the Fund if:

•	you are investing for a long term goal such as retirement
•	you are looking to add an aggressive growth component to your portfolio
•	you are willing to accept higher risks of investing in a sector of the stock market in exchange for long term returns

Principal Risks

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Your investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell Fund shares, they may be worth more or less than what you paid for them.

The principal risks presented by the Fund are:

•	Concentration Risk. The Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

•	Emerging Markets Risk. Investing in emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political, and valuation risks.

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

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•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•	Gold-Related Risks. Investments related to gold and other precious metals and minerals are considered speculative and are affected by a variety of worldwide economic, financial, and political factors.

•	Management Risk. If the portfolio manager is incorrect in his assessment of the values of the securities the Fund holds, then the value of the Fund’s shares may decline.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years and ten years compared with those of broad based securities market indices and other related indexes. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

GABELLI GOLD FUND, INC.

(Total Returns for the Years Ended December 31)

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During the years shown in the bar chart, the highest return for a quarter was 23.9% (quarter ended September 30, 2005) and the lowest return for a quarter was (32.0)% (quarter ended September 30, 2008).

Average Annual Total Returns (for the periods ended December 31, 2012)	Past One Year	Past Five Years	Past Ten Years
Gabelli Gold Fund, Inc. Class AAA Shares
Return Before Taxes	(4.25)%	3.12%	13.10%
Return After Taxes on Distributions	(4.60)%	1.89%	11.92%
Return After Taxes on Distributions and Sale of Fund Shares	(2.31)%	2.66%	11.62%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%
Philadelphia Gold & Silver (“XAU”) Index (reflects no deduction for fees, expenses, or taxes)	(8.33)%	(0.91)%	7.99%
Lipper Precious Metals Fund Average (reflects no deduction for fees, expenses, or taxes)	(9.63)%	2.67%	13.99%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” and “Return After Taxes on Distributions” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. Gabelli Funds, LLC serves as the Adviser to the Fund.

The Portfolio Manager. Mr. Caesar M. P. Bryan, Senior Vice President and Portfolio Manager with GAMCO Asset Management, Inc., has served as Portfolio Manager of the Fund since its inception on July 11, 1994.

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

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Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES, AND RELATED RISKS

The Fund’s investment objective is to seek long term capital appreciation. The investment objective of the Fund is fundamental and may not be changed without shareholder approval.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution, or trading of gold or the financing, managing, controlling, or operating of companies engaged in “gold-related” activities and gold bullion. A company is principally engaged in gold-related activities if it derives more than 50% of its income or devotes 50% or more of its assets to those activities. The 80% Investment Policy may be changed by the Fund’s Board of Directors (the “Board”) without shareholder approval. Shareholders will, however, receive at least sixty days prior written notice of any change in this policy. The Fund may also invest in equity securities of companies engaged in similar activities with respect to silver, platinum, or other precious metals or minerals. Equity securities include common and preferred stocks, securities convertible into common stocks, and securities such as rights and warrants that have common stock characteristics.

The Fund provides investors with the opportunity to invest in gold and gold-related securities. An investment in the Fund may offer a better opportunity for capital growth for the long term investor willing to accept an above-average risk. Because gold (a tangible asset) has not always moved in close correlation with financial assets, an investment in the Fund would diversify an existing portfolio of non-gold-related securities and other investments.

In selecting investments for the Fund, the Adviser focuses on stocks that are undervalued, but which appear to have favorable prospects for growth. Factors considered in this determination include capitalization per ounce of gold production, capitalization per ounce of recoverable reserves, quality of management, and the issuer’s ability to create shareholder wealth.

Because most of the world’s gold production is outside of the United States, the Fund expects that a significant portion of its assets may be invested in securities of foreign issuers, including those located in developed as well as emerging markets. The percentage of Fund assets invested in particular countries or regions will change from time to time based on the Adviser’s judgment. Among other things, the Adviser will consider the economic stability and economic outlook of these countries and regions.

An important function of the Adviser’s investment process is to establish through the Adviser’s research a value at which a particular stock may be sold, provided there are no other fundamental changes in the business. The Adviser constantly monitors the Fund’s holdings to determine if such holdings continue to act in accordance with the factors described above and the Fund’s investment objective. The Adviser may sell a holding if its fundamentals deteriorate or change in a way, as determined by the Adviser, that the investment case for the holding is no longer appropriate for the Fund.

The Fund may also use the following investment technique:

•

Defensive Investments.    When adverse market or economic conditions exist, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include short term fixed income securities or money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.

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The Fund may also engage in other investment practices in order to achieve its investment objectives. These are discussed in the Fund’s Statement of Additional Information (“SAI”), which may be obtained by calling 800-GABELLI (800-422-3554), your financial intermediary, or free of charge through the Fund’s website at www.gabelli.com.

Investing in the Fund involves the following risks:

•

Concentration Risks.    Because the Fund will invest more than 25% of its total assets in securities of companies involved in gold-related or precious metals-related activities, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified. As the diversification of the Fund’s holdings is measured at the time of purchase, certain securities may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the markets affect several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified fund.

•

Emerging Markets Risk.    Investing in emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political, and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections, and company laws could expose the Fund to operational and other risks as well. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation, and unemployment) that could subject the Fund to increased volatility or substantial declines in value. The typically small size of these markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of securities held by the Fund.

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances. These fluctuations may cause a security to be worth less than it was worth when it was purchased by the Fund. Because the value of securities, and thus shares of the Fund, could decline, you could lose money.

•	Foreign Securities Risk. A fund that invests outside the United States carries additional risks that include:

•	Currency Risk. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.
•	Information Risk. Key information about an issuer, security, or market may be inaccurate or unavailable.
•	Political Risk. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry.
•	Access Risk. The risk that some countries may restrict the Fund’s access to investments or offer terms that are less advantageous than those for local investors.
•	Liquidity Risk. Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.

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•	Emerging Markets. The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.

•

Gold-Related Risks.    The risk that the stock prices of companies involved in precious metals-related industries will experience greater volatility than companies not involved in precious metals-related industries. Investments related to gold and other precious metals and minerals are considered speculative and are affected by a variety of worldwide economic, financial, and political factors. Prices of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of precious metals, changes in industrial and commercial demand, metal sales by governments, central banks, or international agencies, investment speculation, monetary and other economic policies of various governments, and government restrictions on private ownership of certain precious metals and minerals. Investors should note that bullion may depreciate in value, and unlike other investments, does not generate income. When holding bullion, the Fund may encounter higher custody and other costs (including shipping and insurance) than those normally associated with ownership of securities. Also, any gains realized upon the sale of bullion or of interests of certain trusts holding bullion will not count towards the requirement in the Internal Revenue Code of 1986, as amended (the “Code”), that at least 90% of the Fund’s gross income in each taxable year be derived from gains on the sale of securities and certain other permitted sources. In addition, bullion owned by the Fund directly or indirectly through certain trusts will not count towards the asset diversification requirements in the Code applicable to the Fund.

•

Management Risk.    If the portfolio manager is incorrect in his assessment of the values of the securities the Fund holds, then the value of the Fund’s shares may decline. In addition, the portfolio manager’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

Portfolio Holdings.    A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUND

The Adviser.    Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment program and manages the Fund’s operations under the general supervision of the Fund’s Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company originally organized in 1999 as successor to GGCP, Inc., a New York corporation originally organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a publicly held company listed on the NYSE.

As compensation for its services and the related expenses borne by the Adviser for the fiscal year ended December 31, 2012, the Fund paid the Adviser a fee computed daily and payable monthly in an amount equal on an annualized basis to 1.00% of the value of its average daily net assets.

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The Fund’s semiannual report to shareholders for the period ended June 30, 2012, contains a discussion of the basis of the Board’s determination to continue the Investment Advisory Agreement as described above.

The Portfolio Manager.    Mr. Caesar M.P. Bryan has been primarily responsible for the day to day investment management of the Fund’s investments since July 1994. Mr. Bryan is a Senior Vice President and Portfolio Manager with GAMCO Asset Management, Inc., a wholly owned subsidiary of GBL, and has been a Portfolio Manager of the GAMCO International Growth Fund, Inc. since June 1995, Co-Portfolio Manager of The GAMCO Global Opportunity Fund since May 1998, and is a member of the GAMCO Growth Fund portfolio management team. Mr. Bryan has also been a Co-Lead Portfolio Manager of the GAMCO Global Gold, Natural Resources & Income Trust by Gabelli since March 2005 and a Co-Lead Portfolio Manager of the GAMCO Natural Resources, Gold & Income Trust by Gabelli since January 2011.

The Fund’s SAI provides additional information about Mr. Bryan’s compensation, other accounts managed by him, and his ownership of securities in the Fund.

Regulatory Matters.    On April 24, 2008, the Adviser entered into a settlement with the Securities and Exchange Commission (“SEC”) to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

INDEX DESCRIPTIONS

The S&P 500 Index is a widely recognized, unmanaged index of common stocks. The index figures do not reflect any deductions for fees, expenses, or taxes. You cannot invest directly in the S&P 500 Index.

The Philadelphia Gold & Silver (XAU) Index is a widely recognized unmanaged index composed of precious metals-related common stocks. You cannot invest directly in the Philadelphia Gold & Silver Index.

The Lipper Precious Metals Fund Average, which represents an unmanaged average composed of gold-related mutual funds, as tracked by Lipper Inc., is adjusted for reinvestment of dividends and capital gain distributions. You cannot invest directly in the Lipper Precious Metals Fund Average.

PURCHASE OF SHARES

Who May Want to Invest:

You can purchase Fund shares on any Business Day. The Fund’s Class AAA Shares are offered only to (1) clients of financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment,

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consulting, or a similar service, or (ii) where the G.distributors, LLC, the Fund’s distributor (“G.distributors” or the “Distributor”) has entered into an agreement permitting the financial intermediary to offer Class AAA Shares through its mutual fund supermarket network or platform, and (2) customers of the Distributor.

•	By Mail or In Person. You may open an account by mailing a completed subscription order form with a check or money order payable to “Gabelli Gold Fund, Inc.” to:

By Mail	By Personal or Overnight Delivery
The Gabelli Funds P.O. Box 8308 Boston, MA 02266-8308	The Gabelli Funds c/o BFDS 30 Dan Road, Canton, MA 02021-2809

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the shareholder are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the fund(s) and class of shares you wish to purchase.

•	By Internet. You may open an account over the Internet at www.gabelli.com.

•

By Bank Wire or by ACH System.    To open an account using the bank wire transfer system or ACH system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to remit the funds to:

State Street Bank and Trust Company

ABA #011-0000-28 REF DDA #99046187

Re: Gabelli Gold Fund, Inc.

Account #

Account of [Registered Owners]

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under “By Mail.” Note that banks may charge fees for wiring funds, although the Fund’s transfer agent, State Street Bank and Trust Company (“State Street” or “Transfer Agent”), will not charge you for receiving wire transfers.

Share Price.    The Fund sells its Class AAA Shares based on the net asset value per share (“NAV”) next determined after the time as of which the Fund receives your completed subscription order form but does not issue the shares to you until it receives full payment. See “Pricing of Fund Shares” for a description of the calculation of the NAV.

Minimum Investments.    Your minimum initial investment must be at least $1,000. See “Retirement Plans/Education Savings Plans” and “Automatic Investment Plan” regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.

Retirement Plans/Education Savings Plans.    The Fund makes available IRAs and “Coverdell” Education Savings plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R.-10” plans. The Fund does not currently act as a sponsor to such plans. Fund shares

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may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans”. The minimum initial investment in all such retirement or education savings plans is $250. There is no minimum subsequent investment for retirement or education savings plans.

Automatic Investment Plan.    The Fund offers an automatic monthly investment plan. There is no minimum initial investment for accounts establishing an automatic investment plan. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan.    You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the ACH system. You must also have a completed, approved Investment Plan application on file with the Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

Voluntary Conversion.    Shareholders who currently hold Class AAA Shares and are eligible to purchase Class I Shares may convert existing Class AAA Shares to Class I Shares of the Fund through their financial intermediary if the financial intermediary has a specific agreement with the Distributor. Under current interpretations of applicable federal income tax law by the Internal Revenue Service (“IRS”), this voluntary conversion of Class AAA Shares to Class I Shares generally should not be treated as a taxable event. Shareholders should consult their own tax advisers prior to engaging in such a voluntary conversion.

If shares of the Fund are converted to a different share class of the Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, a shareholder may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Please contact your tax advisor regarding the tax consequences of any conversion.

General.    State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund’s management, it is in the Fund’s best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund’s minimum purchase requirements. The Fund also offers other classes of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements, the shares of all classes are substantially the same.

Customer Identification Program.    Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential or business address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder’s identity.

Rule 12b-1 Plan.    The Fund has adopted a distribution plan under Rule 12b-1 (the “Plan”) for Class AAA Shares of the Fund. Under this Plan, the Fund may use its assets to finance activities relating to the sale of its Class AAA Shares and the provision of certain shareholder services. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate for such activities outside the Plan and not be subject to its limitations.

The Plan authorizes payments by the Fund on an annual rate of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares or pay shareholder service fees.

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Because the Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long term shareholders may indirectly pay more than the equivalent of the maximum permitted front end sales charge.

Third Party Arrangements.    In addition to, or in lieu of amounts received by broker-dealers, or other financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates utilize a portion of their assets, which may include revenues received from Rule 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Funds available to their customers. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to broker-dealers, and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing to Fund shareholders, transaction processing, subaccounting services, marketing support, access to sales meetings, sales representatives, and management representatives of the broker-dealers, or other financial intermediary. Revenue sharing payments may also be made to broker-dealers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs. These payments take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of shareholder accounts, and finders’ fees that vary depending on the share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser may also provide non-cash compensation to broker-dealer firms or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than Rule 12b-1 payments) for a portion of the charges for those programs that generally represent savings of expenses experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directly in the Fund.

The Adviser negotiates the level of payments described above to any particular financial intermediary with each firm. Currently, such payments (expressed as a percentage of net assets) range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.

In addition, in certain cases, intermediaries, such as broker-dealers, financial advisers or other financial institutions, may have agreements pursuant to which shares of the Fund owned by their clients are held of record on the books of the Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Fund’s transfer agency agreement, the Fund pays the transfer agent a fee for each shareholder account. As a result, the use of one omnibus account for multiple beneficial

13

shareholders can create a cost savings to the Fund. The Board of Directors may, from time to time, authorize the Fund to pay for a portion of the fees charged by these intermediaries if (i) a cost savings to the Fund can be demonstrated and (ii) the omnibus account of the intermediary has net assets in the Fund in excess of $10 million. In these cases, the Board may authorize the Fund to pay a portion of the fees to the intermediary in an amount no greater than the lower of the transfer agency cost savings relating to the particular omnibus account or 0.10% of the average daily net assets of that omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form, subject in some cases to a redemption fee as described below. See “Pricing of Fund Shares” for a description of the calculation of NAV.

The Fund is intended for long term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short term trading of Fund shares creates risks for the Fund and its long term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not always possible to be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short term trading in Fund shares, the Fund imposes a 2.00% redemption fee (short term trading fee) on shares that are redeemed or exchanged within seven days of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and it does

14

not benefit the Fund’s Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short term trading policies in place or as to which the Adviser has received assurances that look through redemption fee procedures or effective anti-short term trading policies and procedures are in place.

While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary’s policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase is not in the best interests of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short term trading in its shares and monitors purchase and redemption activities to assist in minimizing short term trading.

You may redeem shares through the Distributor or the Transfer Agent, or through your financial intermediary:

•

By Letter.    You may mail a letter requesting the redemption of shares to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, broker-dealers, and savings banks and credit unions. A notary public cannot provide a medallion signature guarantee.

•

By Telephone or the Internet.    Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with State Street by calling either 800-GABELLI

15

(800-422-3554) or 800-872-5365 (617-328-5000 from outside the United States) or by visiting our website at www.gabelli.com. You may not redeem Fund shares held through an IRA through the Internet. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior thirty days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see “Exchange of Shares”). Among the procedures that State Street may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

1.	Telephone or Internet Redemption By Check. The Fund will make checks payable to the name in which the account is registered and will normally mail the check to the address of record within seven days.

2.	Telephone or Internet Redemption By Bank Wire or ACH system. The Fund accepts telephone or Internet requests for wire or ACH system redemptions in amounts of at least $1,000. The Fund will send a wire or ACH system credit to either a bank designated on your subscription order form or on a subsequent letter with a medallion signature guarantee. The proceeds are normally wired on the next Business Day.

Automatic Cash Withdrawal Plan.    You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.

Involuntary Redemption.    The Fund may redeem all shares in your account (other than an IRA) if the value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing before the Fund initiates such action and you will be allowed thirty days to increase the value of your account to at least $1,000.

Redemption Proceeds.    A redemption request received by the Fund will be effected based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee, receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to ten days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

Redemption in Kind.    In certain circumstances, the Fund may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Fund’s Board believes that it would be in the Fund’s best interest not to pay redemption proceeds in cash. A redemption in kind would be a taxable event to you.

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EXCHANGE OF SHARES

You can exchange shares of the Fund for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAV at the time of exchange. To obtain a list of the funds whose shares you may acquire through an exchange, call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of the same class of a money market fund managed by the Adviser or its affiliates. The Fund may impose limitations on, or terminate, the exchange privilege with respect to any investor at any time. You will be given notice at least sixty days prior to any material change in the exchange privilege. An exchange of shares is a taxable event to you.

In effecting an exchange:

•	you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;
•	if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;
•	if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;
•	you may realize a taxable gain or loss because the exchange is treated as a sale for federal income tax purposes;
•	you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com to obtain a prospectus; and
•	you should be aware that a financial intermediary may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor, directly from the Transfer Agent, or through a financial intermediary that has entered into the appropriate selling agreements with the Distributor.

•	Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

•

Exchange by Mail.    You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

•

Exchange through the Internet.    You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

Your financial intermediary may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your financial intermediary and does not benefit the Fund or the Adviser in any way. It would be in addition to any sales charge and other costs, if any, described in this Prospectus and must be disclosed to you by your financial intermediary.

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PRICING OF FUND SHARES

The NAV of the Fund’s Class AAA Shares is calculated on each Business Day. A Business Day is any day the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund’s NAV is determined as of the close of regular trading of the NYSE, normally 4:00 p.m., Eastern Time. The NAV is computed by dividing the value of the Fund’s net assets, i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus, attributable to the Class AAA Shares by the total number of Class AAA Shares outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of the NAV next made as of a time after the time as of which the purchase or redemption order is received in proper form. Gold and other precious metals held by the Fund are valued daily at fair market value, based upon price quotations in common use, in such manner as the Board of Directors from time to time determines in good faith to reflect most accurately their fair market value. Because the Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of each class of shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that Incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

18

Securities and other assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and/or capital gain distributions, if any, on an annual basis. You may have dividends and/or capital gain distributions that are declared by the Fund reinvested automatically at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying your financial intermediary or the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges by the Fund in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without a sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions. A dividend or capital gain distribution paid on shares purchased shortly before the record date for that dividend or distribution will generally be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital. Dividends and distributions may differ for different classes of shares.

TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gain. Capital gains may be taxed at different rates depending on the length of the time the Fund holds the securities giving rise to such capital gains. Dividends of investment company taxable income (including distributions of net short term capital gains, i.e., gains from securities held by the Fund for one year or less) are taxable to you as ordinary income, except that qualified dividends of individual tax payers are eligible for a reduced federal income tax rate if certain conditions are met. Properly reported distributions of net capital gains are taxable to you at long term capital gain rates no matter how long you have owned your shares. Gain attributable to sales of gold bullion held by the Fund for longer than one year are generally taxed at federal rate of 28 percent. The Fund’s dividends and distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, and if applicable, state, and local taxes. Although dividends (including dividends from short term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding periods and other requirements are taxed on such dividends at long term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the Fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Corporations may be able to take a dividends received deduction for a portion of the income dividends they receive. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of Fund shares, and any gain you realize on such a transaction generally will be taxable.

19

The Fund may be required to withhold as backup withholding, currently at a rate of 28%, a portion of the dividends, distributions, and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding. Additionally, the Fund will withhold when the IRS notifies the Fund that backup withholding is required. Also, dividends, distributions, and redemption proceeds payable to foreign shareholders may be subject to a federal withholding tax.

Dividends declared by the Fund in October, November, or December to shareholders of record on a specified date in such a month and paid during January of the following year will be treated as if paid in December for tax purposes.

After the end of each year, the Fund will provide you with information regarding any shares you redeemed and the federal tax status of any dividends or distributions you received during the previous year.

If you sell your Fund’s shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

Dividends and net capital gains are generally subject to a 3.8% Medicare tax for shareholders whose adjusted gross income exceeds $200,000 for single filers and $250,000 for married joint filers.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial, or administrative action, and any such change may be retroactive. It is applicable only to shareholders who are U.S. persons. A more complete discussion of the tax rules applicable to you and the Fund can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax advisor concerning the tax consequences of your investment in the Fund.

MAILINGS AND E-DELIVERY TO SHAREHOLDERS

In our continuing effort to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we shall resume separate mailings, in accordance with your instructions, within thirty days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund’s annual, semi-annual, and quarterly Fund reports, manager commentaries, and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.gabelli.com. Shareholders who purchased shares of the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

20

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. The total returns in the table represent the return that an investor would have earned or lost on an investment in the Fund’s Class AAA Shares (assuming reinvestment of all distributions). Certain information reflects financial results for a single Class AAA Share. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and related notes, is included in the Fund’s annual report, which is available upon request.

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Gabelli Gold Fund, Inc

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions								Ratios to Average Net Assets/ Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Loss(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)		Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Loss	Operating Expenses(b)	Portfolio Turnover Rate
Class AAA
2012	$23.54	$(0.06)	$(0.95)	$(1.01)	—	$(0.54)	$(0.54)	$(0.00	)(c)	$21.99	(4.3)%	$324,798	(0.27)%	1.48%	5%
2011	35.73	(0.16)	(6.13)	(6.29)	—	(5.90)	(5.90)	0.00	(c)	23.54	(17.2)	397,738	(0.46)	1.46	4
2010	29.97	(0.18)	10.87	10.69	$(1.31)	(3.62)	(4.93)	0.00	(c)	35.73	35.7	679,244	(0.53)	1.44	7
2009	20.03	(0.23)	10.67	10.44	(0.50)	—	(0.50)	0.00	(c)	29.97	52.1	520,594	(0.93)	1.46	7
2008	28.11	(0.10)	(7.99)	(8.09)	—	—	—	0.01		20.03	(28.7)	366,855	(0.39)	1.44	10

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	The Fund incurred interest expense during the years ended December 31, 2011 and 2008. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.45% and 1.43%. For the years ended December 31, 2012, 2010, and 2009, the effect of interest expense was minimal.
(c)	Amount represents less than $0.005 per share.

22

Gabelli Gold Fund, Inc.

Class AAA Shares

For More Information:

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports:

The Fund’s semiannual and audited annual reports to shareholders contain additional information on the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by mail, toll-free phone, or the Internet as follows:

Gabelli Gold Fund, Inc.

One Corporate Center

Rye, NY 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com

You can also review and/or copy the Fund’s Prospectuses, annual and semiannual reports, and SAI at the Public Reference Room of the SEC in Washington, DC. You can obtain text-only copies:

•	Free from the Fund’s website at www.gabelli.com.

•	For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 202-551-8090.

•	Free from the EDGAR Database on the SEC’s website at www.sec.gov.

(Investment Company Act File No. 811-08518)

Gabelli Gold Fund, Inc.

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

(800-422-3554)

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Questions?

Call 800-GABELLI

or your investment representative.

Gabelli

Gold

Fund,

Inc.

Class	Ticker Symbol
Class A	GLDAX
Class C	GLDCX
Class I	GLDIX

PROSPECTUS

April 30, 2013

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF THE FUND

Investment Objective

The Fund seeks to provide investors with long term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund. More Information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares” on page 11 of the Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as percentage of amount invested)	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held seven days or less)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.23%	0.23%	0.23%

Total Annual Fund Operating Expenses	1.48%	2.23%	1.23%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$717	$1,016	$1,336	$2,242
Class C Shares	$326	$697	$1,195	$2,565
Class I Shares	$125	$390	$676	$1,489

2

You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$717	$1,016	$1,336	$2,242
Class C Shares	$226	$697	$1,195	$2,565
Class I Shares	$125	$390	$676	$1,489

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of foreign and domestic issuers principally engaged in gold-related activities and gold bullion (the “80% Investment Policy”).

In selecting investments for the Fund, Gabelli Funds, LLC, the Fund’s investment adviser (the “Adviser”), focuses on stocks that are undervalued, but which appear to have favorable prospects for growth. Factors considered in this determination include capitalization per ounce of production, capitalization per ounce of recoverable reserves, quality of management, and the issuer’s ability to create shareholder wealth.

Because most of the world’s gold production is outside of the United States, the Fund expects that a significant portion of its assets may be invested in securities of foreign issuers, including those located in developed as well as emerging markets.

An important function of the Adviser’s investment process is to, among other things, establish through the Adviser’s research, a value at which a particular stock may be sold, provided there are no other fundamental changes in the business. The Adviser constantly monitors the Fund’s holdings to determine if such holdings continue to act in accordance with the factors described above and the Fund’s investment objective. The Adviser may sell a holding if its fundamentals deteriorate or change in a way, as determined by the Adviser, that the investment case for the holding is no longer appropriate for the Fund.

You May Want to Invest in the Fund if:

•	you are investing for a long term goal such as retirement
•	you are looking to add an aggressive growth component to your portfolio
•	you are willing to accept higher risks of investing in a sector of the stock market in exchange for long term returns

Principal Risks

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Your investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell Fund shares, they may be worth more or less than what you paid for them.

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The principal risks presented by the Fund are:

•	Concentration Risk. The Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

•	Emerging Markets Risk. Investing in emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political, and valuation risks.

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•	Gold-Related Risks. Investments related to gold and other precious metals and minerals are considered speculative and are affected by a variety of worldwide economic, financial, and political factors.

•	Management Risk. If the portfolio manager is incorrect in his assessment of the value of the securities the Fund holds, then the value of the Fund’s shares may decline.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one year, five years and ten years compared with those of broad based securities market indices and other related indexes. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

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GABELLI GOLD FUND, INC.

(Total Returns for Class A Shares for the Years Ended December 31)

Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund’s returns would be less than those shown.

During the years shown in the bar chart, the highest return for a quarter was 23.9% (quarter ended September 30, 2005) and the lowest return for a quarter was (32.0)% (quarter ended September 30, 2008).

Average Annual Total Returns (for the periods ended December 31, 2012)	Past One Year	Past Five Years	Past Ten Years
Gabelli Gold Fund, Inc. Class A Shares
Return Before Taxes	(9.79)%	1.95%	12.47%
Return After Taxes on Distributions	(10.12)%	0.74%	11.29%
Return After Taxes on Distributions and Sale of Fund Shares	(5.94)%	1.66%	11.01%
Class C Shares
Return Before Taxes	(5.96)%	2.35%	12.26%
Class I Shares (first issued on 01/11/08)
Return Before Taxes	4.05%	3.38%	13.25%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	7.10%
Philadelphia Gold & Silver (“XAU”) Index (reflects no deduction for fees, expenses, or taxes)	(8.33)%	(0.91)%	7.99%
Lipper Precious Metals Fund Average (reflects no deduction for fees, expenses, or taxes)	(9.63)%	2.67%	13.99%

The returns shown for Class I Shares prior to their first issuance date are those of the Class AAA Shares of the Fund which are not offered in this Prospectus. All Classes of the Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” and “Return After Taxes on Distributions” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC serves as the Adviser to the Fund.

The Portfolio Manager. Mr. Caeser M. P. Bryan, Senior Vice President and Portfolio Manager with GAMCO Asset Management, Inc., has served as Portfolio Manager of the Fund since its inception on July 11, 1994.

Purchase and Sale of Fund Shares

The minimum initial investment for Class A and Class C Shares must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

Generally, the minimum initial investment for Class I Shares is at least $500,000. However, this minimum initial investment is waived for employee benefit plans with assets of at least $50 million.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES, AND RELATED RISKS

The Fund’s investment objective is to seek long term capital appreciation. The investment objective of the Fund is fundamental and may not be changed without shareholder approval.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution, or trading of gold or the financing, managing, controlling, or operating of companies engaged in “gold-related” activities and gold bullion. A company is principally engaged in gold-related activities if it derives more than 50% of its income or devotes 50% or more of its assets to those activities. The 80% Investment Policy may be changed by the Fund’s Board of Directors (the “Board”) without shareholder approval. Shareholders will, however, receive at least sixty days’ prior written notice of any change in this policy. The Fund may also invest in equity securities of companies engaged in similar activities with respect to silver, platinum, or other precious metals or minerals. Equity securities include common and preferred stocks, securities convertible into common stocks, and securities such as rights and warrants that have common stock characteristics.

The Fund provides investors with the opportunity to invest in gold and gold-related securities. An investment in the Fund may offer a better opportunity for capital growth for the long term investor willing to accept an above-average risk. Because gold (a tangible asset) has not always moved in close correlation with financial assets, an investment in the Fund would diversify an existing portfolio of non-gold-related securities and other investments.

In selecting investments for the Fund, the Adviser focuses on stocks that are undervalued, but which appear to have favorable prospects for growth. Factors considered in this determination include capitalization per ounce of production, capitalization per ounce of recoverable reserves, quality of management, and the issuer’s ability to create shareholder wealth.

Because most of the world’s gold production is outside of the United States, the Fund expects that a significant portion of its assets may be invested in securities of foreign issuers, including those located in developed as well as emerging markets. The percentage of Fund assets invested in particular countries or regions will change from time to time based on the Adviser’s judgment. Among other things, the Adviser will consider the economic stability and economic outlook of these countries and regions.

An important function of the Adviser’s investment process is to, among other things, establish through the Adviser’s research, a value at which a particular stock may be sold, provided there are no other fundamental changes in the business. The Adviser constantly monitors the Fund’s holdings to determine if such holdings continue to act in accordance with the factors described above and the Fund’s investment objective. The Adviser may sell a holding if its fundamentals deteriorate or change in a way, as determined by the Adviser, that the investment case for the holding is no longer appropriate for the Fund.

The Fund may also use the following investment technique:

•

Defensive Investments.    When adverse market or economic conditions exist, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include short term fixed income securities or money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.

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The Fund may also engage in other investment practices in order to achieve its investment objectives. These are discussed in the Fund’s Statement of Additional Information (“SAI”), which may be obtained by calling 800-GABELLI (800-422-3554), your financial intermediary, or free of charge through the Fund’s website at www.gabelli.com.

Investing in the Fund involves the following risks:

•

Concentration Risks.    Because the Fund will invest more than 25% of its total assets in securities of companies involved in gold-related or precious metals-related activities, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified. As the diversification of the Fund’s holdings is measured at the time of purchase, certain securities may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the markets affect several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified fund.

•

Emerging Markets Risk.    Investing in emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political, and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections, and company laws could expose the Fund to operational and other risks as well. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation, and unemployment) that could subject the Fund to increased volatility or substantial declines in value. The typically small size of these markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of securities held by the Fund.

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances. These fluctuations may cause a security to be worth less than it was worth when it was purchased by the Fund. Because the value of securities, and thus shares of the Fund, could decline, you could lose money.

•	Foreign Securities Risk. A fund that invests outside the United States carries additional risks that include:
•	Currency Risk. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.
•	Information Risk. Key information about an issuer, security, or market may be inaccurate or unavailable.
•	Political Risk. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry.
•	Access Risk. The risk that some countries may restrict the Fund’s access to investments or offer terms that are less advantageous than those for local investors.
•	Liquidity Risk. Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.
•	Emerging Markets. The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.

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•

Gold-Related Risks.    The risk that the stock prices of companies involved in precious metals-related industries will experience greater volatility than companies not involved in precious metals-related industries. Investments related to gold and other precious metals and minerals are considered speculative and are affected by a variety of worldwide economic, financial, and political factors. Prices of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of precious metals, changes in industrial and commercial demand, metal sales by governments, central banks, or international agencies, investment speculation, monetary, and other economic policies of various governments, and government restrictions on private ownership of certain precious metals and minerals. Investors should note that bullion may depreciate in value, and unlike other investments, does not generate income. When holding bullion, the Fund may encounter higher custody and other costs (including shipping and insurance) than those normally associated with ownership of securities. Also, any gains realized upon the sale of bullion or of interests of certain trusts holding bullion will not count towards the requirement in the Internal Revenue Code of 1986, as amended (the “Code”), that at least 90% of the Fund’s gross income in each taxable year be derived from gains on the sale of securities and certain other permitted sources. In addition, bullion owned by the Fund directly or indirectly through certain trusts will not count towards the asset diversification requirements in the Code applicable to the Fund.

•

Management Risk.    If the portfolio manager is incorrect in his assessment of the values of the securities the Fund holds, then the value of the Fund’s shares may decline. In addition, the portfolio manager’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

Portfolio Holdings.    A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUND

The Adviser.    Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment program and manages the Fund’s operations under the general supervision of the Fund’s Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company originally organized in 1999 as successor to GGCP, Inc., a New York corporation originally organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a publicly held company listed on the NYSE.

As compensation for its services and the related expenses borne by the Adviser for the fiscal year ended December 31, 2012, the Fund paid the Adviser a fee computed daily and payable monthly in an amount equal on an annualized basis to 1.00% of the value of its average daily net assets.

The Fund’s semiannual report to shareholders for the period ended June 30, 2012, contains a discussion of the basis of the Board’s determination to continue the Investment Advisory Agreement as described above.

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The Portfolio Manager.    Mr. Caesar M.P. Bryan has been primarily responsible for the day to day investment management of the Fund’s investments since July 1994. Mr. Bryan is a Senior Vice President and Portfolio Manager with GAMCO Asset Management, Inc., a wholly owned subsidiary of GBL, and has been a Portfolio Manager of the GAMCO International Growth Fund, Inc. since June 1995, Co-Portfolio Manager of The GAMCO Global Opportunity Fund since May 1998, and is a member of the GAMCO Growth Fund portfolio management team. Mr. Bryan has also been a Co-Lead Portfolio Manager of the GAMCO Global Gold, Natural Resources & Income Trust by Gabelli since March 2005 and a Co-Lead Portfolio Manager of the GAMCO Natural Resources, Gold & Income Trust by Gabelli since January 2011.

The Fund’s SAI provides additional information about Mr. Bryan’s compensation, other accounts managed by him, and his ownership of securities in the Fund.

Regulatory Matters.    On April 24, 2008, the Adviser entered into a settlement with the Securities and Exchange Commission (“SEC”) to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

INDEX DESCRIPTIONS

The S&P 500 Index is a widely recognized, unmanaged index of common stocks. The index figures do not reflect any deductions for fees, expenses, or taxes. You cannot invest directly in the S&P 500 Index.

The Philadelphia Gold & Silver (“XAU”) Index is a widely recognized unmanaged index composed of precious metals-related common stocks. You cannot invest directly in the Philadelphia Gold & Silver Index.

The Lipper Precious Metals Fund Average, which represents an unmanaged average composed of gold-related mutual funds, as tracked by Lipper, Inc., is adjusted for reinvestment of dividends and capital gain distributions. You cannot invest directly in the Lipper Precious Metals Fund Average.

CLASSES OF SHARES

Three classes of the Fund’s shares are offered in this Prospectus — Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares of the Fund are offered in a separate prospectus. The Fund is not designed for market timers, see the section entitled “Redemption of Shares.” Each class of shares has different costs associated with buying, selling, and holding Fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investment and the length of time you intend to hold your shares.

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Class I Shares are available to foundations, endowments, institutions, and employee benefit plans. The minimum investment for Class I Shares is $500,000 if the investor purchases the Shares directly through G.distributors, LLC (“G.distributors” or the “Distributor”) or brokers that have entered into selling agreements with the Distributor specifically with respect to Class I Shares. The minimum investment requirement is waived for plans with assets of at least $50 million. The Distributor or its affiliates may accept investments in Class I Shares from purchasers not listed above or that do not meet these qualification requirements (for plans with assets of less than $50 million that the Distributor or its affiliates in their judgment expect to grow to at least $50 million; for investors whose investments in the Gabelli/GAMCO complex, either alone or aggregated with the investments of their affiliates, exceeds the minimum investment; and for an individual investor whose investments in the Fund, when combined with investments in the Fund by any family members, exceeds the minimum investment). The table below summarizes the differences among the classes of shares.

•	A “front end sales load”, or sales charge, is a one time fee charged at the time of purchase of shares.
•	A “contingent deferred sales charge” (“CDSC”) is a one time fee charged at the time of redemption.
•	A “Rule 12b-1 fee” is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund’s average daily net assets attributable to the particular class of shares.

In selecting a class of shares in which to invest, you should consider:

•	the length of time you plan to hold the shares;
•

the amount of sales charge and Rule 12b-1 fees, recognizing that your share of Rule 12b-1 fees as a percentage of your investment increases if the Fund’s assets increase in value and decreases if the Fund’s assets decrease in value;

•	whether you qualify for a reduction or waiver of the Class A sales charge; and
•	whether you qualify to purchase Class I Shares (direct institutional purchases of $500,000 or more).

	Class A Shares	Class C Shares	Class I Shares
Front End Sales Load?	Yes. The percentage declines as the amount invested increases.	No.	No.
Contingent Deferred Sales Charge?	No, except for shares redeemed within eighteen months after purchase as part of an investment greater than $1 million if no front end sales charge was paid at the time of purchase.	Yes, for shares redeemed within twelve months after purchase.	No.
Rule 12b-1 Fee	0.25%	1.00%	None.

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	Class A Shares	Class C Shares	Class I Shares
Convertible to Another Class?	Yes. May be converted to Class I Shares provided certain conditions are met.	Yes. May be converted to Class I Shares provided certain conditions are met.	No.
Fund Expense Levels	Lower annual expenses than Class C Shares. Higher annual expenses than Class I Shares.	Higher annual expenses than Class A Shares and Class I Shares.	Lower annual expenses than Class A Shares or Class C Shares.

The following sections include important information about sales charges and sales charge reductions and waivers available to investors in Class A Shares and describes information or records you may need to provide to the Fund or your broker in order to be eligible for sales charge reductions and waivers.

Information about sales charges and sales charge reductions and waivers to the various classes of the Fund’s shares are also available free of charge and in a clear and prominent format on our website at www.gabelli.com/funds/multiclass/sales_ch.pdf. You should consider the information below as a guide only, as the decision on which share class is best for you depends on your individual needs and circumstances.

If you...	then you should consider...
•qualify for a reduced or waived front end sales load	purchasing Class A Shares instead of Class C Shares
•do not qualify for a reduced or waived front end sales load and intend to hold your shares for only a few years	purchasing Class C Shares instead of Class A Shares
•do not qualify for a reduced or waived front end sales load and intend to hold your shares indefinitely	purchasing Class A Shares instead of Class C Shares
•are an eligible institution and wish to purchase at least $500,000 worth of shares	purchasing Class I Shares

Sales Charge — Class A Shares.    The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:

Amount of Investment	Sales Charge as % of the Offering Price*	Sales Charge as % of Amount Invested	Reallowance to Broker-Dealers

Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75%	4.99%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.00%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1 million	2.00%	2.04%	1.75%
$1 million but under $2 million	0.00%**	0.00%	1.00%
$2 million but under $5 million	0.00%**	0.00%	0.50%
$5 million or more	0.00%**	0.00%	0.25%

*	Front end sales load.
**	Subject to a 1.00% CDSC for eighteen months after purchase.

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No sales charge is imposed on reinvestment of distributions if you select that option in advance of the distribution.

Breakpoints or Volume Discounts

The Fund offers you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A Shares investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges. If you invest $50,000 or more in Class A Shares of the Fund, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1% CDSC may apply if shares are redeemed within eighteen months after purchase.

Sales Charge Reductions and Waivers — Class A Shares:

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive volume discounts and (2) investors who sign a Letter of Intent agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.

Volume Discounts/Rights of Accumulation.    In order to determine whether you qualify for a Volume Discount under the foregoing sales charge schedule, you may combine your new investment and your existing investments in Class A Shares with those of your immediate family (spouse and children under age 21), your and their IRAs, and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A Shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Fund uses the current net asset value per share (“NAV”) of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a Volume Discount.

Letter of Intent.    If you initially invest at least $1,000 in Class A Shares of the Fund and submit a Letter of Intent to your financial intermediary or the Distributor, you may make purchases of Class A Shares of the Fund during a thirteen-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to ninety days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current NAV. For more information on the Letter, call your broker.

Required Shareholder Information and Records.    In order for you to take advantage of sales charge reductions, you or your broker must notify the Fund that you qualify for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Fund to verify eligibility for breakpoint privileges or other sales

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charge waivers. This may include information or records, including account statements, regarding shares of the Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

•	all of your accounts at the Fund or a broker;
•	any account of yours at another broker; and
•	accounts of related parties of yours, such as members of the same family, at any broker.

You should therefore keep copies of these types of records.

Investors Eligible for Sales Charge Waivers.    Class A Shares of the Fund may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, Bank of New York Mellon (“BNYM”), Boston Financial Data Services, Inc., State Street Bank and Trust Company, the Fund’s Transfer Agent (“State Street” or “Transfer Agent”), BNY Mellon Investment Servicing (US) Inc. and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners, and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment)–the term “immediate family” for this purpose refers to a person’s spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse’s siblings, a sibling’s spouse, and a sibling’s children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within forty-five days of the redemption; (5) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund or an intermediary; (6) qualified employee benefit plans having more than one hundred eligible employees or a minimum of $1 million in plan assets invested in the Fund; (7) any unit investment trusts registered under the 1940 Act which have shares of the Fund as a principal investment; (8) investment advisory clients of GAMCO Asset Management, Inc. and their immediate families; (9) employee participants of organizations adopting the 401(K) Plan sponsored by the Adviser; (10) financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Fund’s Distributor; and (11) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

Investors who qualify under any of the categories described above should contact their brokerage firm. Some of these investors may also qualify to invest in Class I Shares.

Contingent Deferred Sales Charges

You will pay a CDSC when you redeem:

•	Class A Shares within eighteen months of buying them as part of an investment greater than $1 million if no front end sales charge was paid at the time of purchase; or

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•	Class C Shares within twelve months of buying them.

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%.

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of the Fund at the time of sale to brokers who initiate and are responsible for purchases of such Class C Shares of the Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

•	redemptions and distributions from retirement plans made after the death or disability of a shareholder;
•	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2;
•	involuntary redemptions made by the Fund;
•	a distribution from a tax deferred retirement plan after your retirement; and
•	returns of excess contributions to retirement plans following the shareholder’s death or disability.

Rule 12b-1 Plan.    The Fund has adopted distribution plans under Rule 12b-1 (the “Plans”) for Class A and Class C Shares of the Fund (each a “Plan”). Under these Plans, the Fund may use its assets to finance activities relating to the sale of its Class A and Class C Shares and the provision of certain shareholder services. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate for such activities outside a Plan and not be subject to its limitations.

The Class A Plan authorizes payments by the Fund on an annual rate of 0.25% of its average daily net assets attributable to Class A Shares to finance distribution of its Class A Shares or pay shareholder service fees. The Class C Plan authorizes payments on an annual rate of 0.75% of its average daily net assets attributable to Class C Shares to finance distribution of its Class C Shares and 0.25% for shareholder service fees.

Because the Rule 12b-1 fees are higher for Class C Shares than for Class A Shares, Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long term shareholders may indirectly pay more than the equivalent of the maximum permitted front end sales charge.

Redemption Fee.    Generally, if you sell or exchange your shares of any class of the Fund within seven days or fewer after a purchase, you will be charged a redemption fee of 2.00% of the total redemption amount which is payable to the Fund. See “Redemption of Shares” herein.

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PURCHASE OF SHARES

You can purchase Fund shares on any Business Day. You may purchase shares directly through registered broker-dealers, banks, or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. In addition, certain investors who qualify may purchase Class I Shares of the Fund directly from the Distributor.

The broker-dealer, bank, or other financial intermediary will transmit a purchase order and payment to State Street on your behalf. Broker-dealers, banks, or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.

•

By Mail or In Person.    Your broker-dealer, bank, or other financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the shareholder are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the fund(s) and class of shares you wish to purchase.

By Mail	By Personal or Overnight Delivery
The Gabelli Funds P.O. Box 8308 Boston, MA 02266-8308	The Gabelli Funds c/o BFDS 30 Dan Road Canton, MA 02021-2809

•	By Internet. You may open an account over the Internet at www.gabelli.com.

•

By Bank Wire or by ACH System.    To open an account using the bank wire transfer system or ACH system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to remit the funds to:

State Street Bank and Trust Company

ABA #011-0000-28 REF DDA #99046187

Re: Gabelli Gold Fund, Inc.

Account #

Account of [Registered Owners]

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under “By Mail.” Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers.

Share Price.    The Fund sells its shares based on the NAV next determined after the time as of which the Fund receives your completed subscription order form and your payment, subject to an up-front sales charge in the case of Class A Shares. See “Pricing of Fund Shares” for a description of the calculation of the NAV as described under “Classes of Shares–Sales Charge–Class A Shares”.

Minimum Investments.    Your minimum initial investment must be at least $1,000 for Class A and Class C Shares. See “Retirement Plans/Education Savings Plans” and “Automatic Investment Plan” under “Additional Purchase Information for Class A Shares, Class C Shares, and Class I Shares” regarding minimum investment amounts applicable to such plans.

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Your minimum initial investment for Class I Shares must be at least $500,000. The minimum initial investment for Class I Shares is waived for employee benefit plans with assets of at least $50 million.

There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.

Voluntary Conversion.    Shareholders may be able to convert shares to Class I Shares of the Fund, which have a lower expense ratio, provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. In such instances, Class A or Class C shares may be automatically converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information. Not all share classes are available through all financial intermediaries.

If shares of the Fund are converted to a different share class of the Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, a shareholder may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Please contact your tax advisor regarding the tax consequences of any conversion.

General.    State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund’s management, it is in the Fund’s best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund’s minimum purchase requirements. The Fund also offers another class of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements, the shares of all Classes are substantially the same.

Customer Identification Program.    Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential or business address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder’s identity.

Third Party Arrangements.    In addition to, or in lieu of amounts received by broker-dealers, or other financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates utilize a portion of their assets, which may include revenues received from Rule 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Funds available to their customers. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to broker-dealers, and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing to Fund shareholders, transaction processing, subaccounting services, marketing support, access to sales meetings, sales representatives, and management representatives of the broker-dealers, or other financial intermediary. Revenue sharing payments may also be made to broker-dealers, and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs. These payments take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of shareholder

18

accounts, and finders’ fees that vary depending on the share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser may also provide non-cash compensation to broker-dealer firms or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than Rule 12b-1 payments) for a portion of the charges for those programs that generally represent savings of expenses experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directly in the Fund.

The Adviser negotiates the level of payments described above to any particular broker-dealer, or other financial intermediary with each firm. Currently, such payments (expressed as a percentage of net assets) range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors. In the case of Class I Shares, the Fund may not make any payments for distribution related services.

In addition, in certain cases, intermediaries, such as broker-dealers, financial advisers or other financial institutions, may have agreements pursuant to which shares of the Fund owned by their clients are held of record on the books of the Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Fund’s transfer agency agreement, the Fund pays the transfer agent a fee for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Fund. The Board of Directors may, from time to time, authorize the Fund to pay for a portion of the fees charged by these intermediaries if (i) a cost savings to the Fund can be demonstrated and (ii) the omnibus account of the intermediary has net assets in the Fund in excess of $10 million. In these cases, the Board may authorize the Fund to pay a portion of the fees to the intermediary in an amount no greater than the lower of the transfer agency cost savings relating to the particular omnibus account or 0.10% of the average daily net assets of that omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

Additional Purchase Information for Class A Shares, Class C Shares, and Class I Shares

Retirement Plans/Education Savings Plans.    The Fund makes available IRAs and “Coverdell” Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R.-10” plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans.”

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The minimum initial investment in all such retirement and education savings plans is $250. There is no minimum subsequent investment for retirement or education savings plans.

Automatic Investment Plan.    The Fund offers an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan.    You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the ACH system. You must also have a completed, approved Investment Plan application on file with the Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form, subject in some cases to a redemption fee as described below, subject in some cases to a CDSC, as described under “Classes of Shares — Contingent Deferred Sales Charges” or a redemption fee as described below. See “Pricing of Fund Shares” for a description of the calculation of NAV.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or other financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV next determined (less any applicable CDSC) after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Fund is intended for long term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short term trading of Fund shares creates risks for the Fund and its long term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to

20

prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not always possible to be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short term trading in Fund shares, the Fund imposes a 2.00% redemption fee (short term trading fee) on Class A, Class C, and Class I Shares that are redeemed or exchanged within seven days of a purchase. This fee is calculated based on the share’s aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund’s Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short term trading policies in place or as to which the Adviser has received assurances that look through redemption fee procedures or effective anti-short term trading policies and procedures are in place.

While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary’s policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase is not in the best interests of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short term trading in its shares and monitors purchase and redemption activities to assist in minimizing short term trading.

In the event that you wish to redeem shares in a registered account established by a broker-dealer or other financial intermediary, and you are unable to contact your broker-dealer or other financial

21

intermediary, you may redeem shares by mail. You may mail a letter requesting the redemption of shares to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, brokers, dealers, savings banks, and credit unions. A notary public cannot provide a medallion signature guarantee.

Automatic Cash Withdrawal Plan.    You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.

Involuntary Redemption.    The Fund may redeem all shares in your account (other than an IRA) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing before the Fund initiates such action and you will be allowed thirty days to increase the value of your account to at least $1,000.

Reinstatement Privilege.    A shareholder in the Fund who has redeemed Class A Shares may reinvest, without a sales charge, up to the full amount of such redemption at the NAV determined at the time of the reinvestment within forty-five days of the original redemption. A redemption is a taxable transaction and a gain or loss may be recognized for federal income tax purposes even if the reinstatement privilege is exercised. However, any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement within thirty days of redemption, in which case an adjustment will be made to the tax basis of the shares so acquired.

Redemption Proceeds.    A redemption request received by the Fund will be effected based on the NAV next determined after the time as of which the Fund, or, if applicable, its authorized designee, receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to ten days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

Redemption in Kind.    In certain circumstances, the Fund may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be in portfolio securities only in the rare instance that the Fund’s Board believes that it would be in the Fund’s best interest not to pay redemption proceeds in cash. A redemption in kind would be a taxable event to you.

EXCHANGE OF SHARES

You can exchange shares of the Fund for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAVs at the time of exchange. You may call your broker to obtain a list of the funds whose shares you may acquire through an exchange. Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of the same

22

class of a money market fund managed by the Adviser without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a Gabelli money market fund. The Fund may impose limitations on, or terminate the exchange privilege with respect to any investor at any time. You will be given notice at least sixty days prior to any material change in the exchange privilege. An exchange of shares is a taxable event to you.

In effecting an exchange:

•	you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;
•	if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;
•	if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;
•	you may realize a taxable gain or loss because the exchange is treated as a sale for federal income tax purposes;
•	you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com, to obtain a prospectus; and
•	you should be aware that a financial intermediary may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor, directly from the Transfer Agent, or through a financial intermediary that has entered into the appropriate selling agreements with the Distributor.

•	Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

•

Exchange by Mail.    You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

•

Exchange through the Internet.    You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

Your financial intermediary may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your financial intermediary and does not benefit the Fund or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your financial intermediary.

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PRICING OF FUND SHARES

The Fund’s NAV is calculated separately for each class of shares on each Business Day. A Business Day is any day the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund’s NAV is determined as of the close of regular trading of the NYSE, normally 4:00 p.m., Eastern Time. The NAV of each class is computed by dividing the value of the Fund’s net assets, i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus, attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. Gold and other precious metals held by the Fund are valued daily at fair market value, based upon price quotations in common use, in such manner as the Board of Directors from time to time determines in good faith to reflect most accurately their fair market value. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of the NAV of each class next made as of a time after the time as of which the purchase or redemption order is received in proper form. Because the Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of each class of shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures

24

contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and other assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and/or capital gain distributions, if any, on an annual basis. You may have dividends and/or capital gain distributions that are declared by the Fund reinvested automatically at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying your financial intermediary or the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges by the Fund in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. A dividend or capital gain distribution paid on shares purchased shortly before the record date for that dividend or distribution will generally be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital. There can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions. Dividends and distributions may be different for different classes of shares of the Fund.

TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gain. Capital gains may be taxed at different rates depending on the length of the time the Fund holds the securities giving rise to such capital gains. Dividends of net investment company taxable income (including distributions of net short term capital gains, i.e., gains from securities held by the Fund for one year or less) are taxable to you as ordinary income, except that qualified dividends of individual taxpayers are eligible for a reduced federal income tax rate if certain conditions are met. Properly reported distributions of net long term capital gains are taxable to you at long term capital gain rates no matter how long you have owned your shares. Gains attributable to sales of gold bullion held by the Fund for longer than one year are generally taxed at a federal rate of 28 percent. The Fund’s dividends and distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal and, if applicable, state, and local taxes. Although dividends (including dividends from short term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding periods and other requirements are taxed on such dividends at long term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the Fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other

25

than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Corporations may be able to take a dividends received deduction for a portion of the income dividends they receive. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of Fund shares, and any gain you realize on such a transaction generally will be taxable.

The Fund may be required to withhold as backup withholding, currently at a rate of 28%, a portion of the dividends, distributions, and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding. Additionally, the Fund will withhold when the IRS notifies the Fund that backup withholding is required. Also, dividends, distributions, and redemption proceeds payable to foreign shareholders may be subject to a federal withholding tax.

Dividends declared by the Fund in October, November, or December to shareholders of record on a specified date in such a month and paid during January of the following year will be treated as if paid in December for tax purposes.

After the end of each year, the Fund will provide you with information regarding any shares you redeemed and the federal tax status of any dividends or distributions you received during the previous year.

If you sell your Fund’s shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

Dividends and net capital gains are generally subject to a 3.8% Medicare tax for shareholders whose adjusted gross income exceeds $200,000 for single filers and $250,000 for married joint filers.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial, or administrative action, and any such change may be retroactive. It is applicable only to shareholders who are U.S. persons. A more complete discussion of the tax rules applicable to you and the Fund can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax advisor concerning the tax consequences of your investment in the Fund.

MAILINGS AND E-DELIVERY TO SHAREHOLDERS

In our continuing effort to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we shall resume separate mailings, in accordance with your instructions, within thirty days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund’s annual, semiannual, and quarterly Fund reports, manager commentaries, and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.gabelli.com. Shareholders who purchase shares of the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of fund documents, if available.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. The total returns in the table represent the return that an investor would have earned or lost on an investment in the designated class of Shares (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and related notes, is included in the Fund’s annual report, which is available upon request.

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Gabelli Gold Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions								Ratios to Average Net Assets/ Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Loss(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)		Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Loss		Operating Expenses(b)	Portfolio Turnover Rate
Class A
2012	$23.60	$(0.07)	$(0.95)	$(1.02)	—	$(0.54)	$(0.54)	$(0.00	)(c)	$22.04	(4.3)%	$23,138	(0.28)%		1.48%	5%
2011	35.73	(0.14)	(6.09)	(6.23)	—	(5.90)	(5.90)	0.00	(c)	23.60	(17.0)	22,611	(0.40)		1.46	4
2010	29.96	(0.19)	10.88	10.69	$(1.30)	(3.62)	(4.92)	0.00	(c)	35.73	35.7	18,954	(0.56)		1.44	7
2009	20.02	(0.23)	10.66	10.43	(0.49)	—	(0.49)	0.00	(c)	29.96	52.1	15,458	(0.92)		1.46	7
2008	28.09	(0.09)	(7.99)	(8.08)	—	—	—	0.01		20.02	(28.7)	11,752	(0.37)		1.44	10
Class C
2012	$22.57	$(0.22)	$(0.92)	$(1.14)	—	$(0.54)	$(0.54)	$(0.00	)(c)	$20.89	(5.0)%	$14,642	(1.01)%		2.23%	5%
2011	34.81	(0.39)	(5.95)	(6.34)	—	(5.90)	(5.90)	0.00	(c)	22.57	(17.8)	14,858	(1.19)		2.21	4
2010	29.34	(0.42)	10.60	10.18	$(1.11)	(3.60)	(4.71)	0.00	(c)	34.81	34.7	18,318	(1.27)		2.19	7
2009	19.67	(0.42)	10.44	10.02	(0.35)	—	(0.35)	0.00	(c)	29.34	51.0	11,291	(1.68)		2.21	7
2008	27.79	(0.28)	(7.85)	(8.13)	—	—	—	0.01		19.67	(29.2)	5,892	(1.12)		2.19	10
Class I
2012	$23.74	$(0.01)	$(0.96)	$(0.97)	—	$(0.54)	$(0.54)	$(0.00	)(c)	$22.23	(4.1)%	$30,909	(0.03)%		1.23%	5%
2011	35.88	(0.05)	(6.19)	(6.24)	—	(5.90)	(5.90)	0.00	(c)	23.74	(17.0)	18,338	(0.15)		1.21	4
2010	30.06	(0.09)	10.93	10.84	$(1.42)	(3.60)	(5.02)	0.00	(c)	35.88	36.1	19,088	(0.26)		1.19	7
2009	20.09	(0.19)	10.73	10.54	(0.57)	—	(0.57)	0.00	(c)	30.06	52.5	8,280	(0.68)		1.21	7
2008(d)	31.71	(0.03)	(11.60)	(11.63)	—	—	—	0.01		20.09	(36.6)	1,122	(0.13	)(e)	1.20 (e)	10

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	The Fund incurred interest expense during the years ended December 31, 2011 and 2008. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.45% and 1.43%, (Class A), 2.20% and 2.18% (Class C), and 1.20% and 1.18% (Class I), respectively. For the years ended December 31, 2012, 2010, and 2009, the effect of interest expense was minimal.

(c)	Amount represents less than $0.005 per share.

(d)	From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.

(e)	Annualized.

28

Gabelli Gold Fund, Inc.

Class A, C, and I Shares

For More Information:

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports:

The Fund’s semiannual and audited annual reports to shareholders contain additional information on the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the

Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by mail, toll-free phone, or the Internet as follows:

Gabelli Gold Fund, Inc.

One Corporate Center

Rye, NY 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com

You can also review and/or copy the Fund’s Prospectuses, annual and semiannual reports, and SAI at the Public Reference Room of the SEC in Washington DC. You can obtain text-only copies:

•	Free from the Fund’s website at www.gabelli.com.

•	For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 202-551-8090.

•	Free from the EDGAR Database on the SEC’s website at www.sec.gov.

(Investment Company Act File No. 811-08518)

GABELLI GOLD FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2013

This Statement of Additional Information (the “SAI”), which is not a prospectus, describes the Gabelli Gold Fund, Inc., a Maryland corporation (the “Fund”). This SAI should be read in conjunction with the Fund’s Prospectuses for Class A, Class C, Class I Shares, and Class AAA Shares, each dated April 30, 2013. This SAI is incorporated by reference in its entirety into the Fund’s Prospectuses. Portions of the Fund’s Annual Report to shareholders are incorporated by reference into this SAI. For a free copy of a Prospectus or the Fund’s Annual Report to shareholders, please contact the Fund at the address, telephone number, or Internet website printed below.

One Corporate Center

Rye, New York 10580-1422

Telephone 800-GABELLI (800-422-3554)

www.gabelli.com

CLASS	TICKER SYMBOL
AAA	GOLDX
A	GLDAX
C	GLDCX
I	GLDIX

GENERAL INFORMATION

The Fund is a diversified, open-end management investment company organized under the laws of the State of Maryland on May 13, 1994. The Fund commenced operations on July 11, 1994.

INVESTMENT STRATEGIES AND RISKS

Investments

Subject to the investment policies set forth in the prospectuses and here within, the Fund may invest in any of the securities described below.

Equity Securities

Because the Fund, in seeking to achieve its investment objective, may invest in the common stocks of both foreign and domestic issuers, an investment in the Fund should be made with an understanding of the risks inherent in any investment in common stocks, including the risk that the financial condition of the issuers of the Fund’s portfolio securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of the Fund’s shares). Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer. The Fund does not expect to invest in excess of 5% of its assets in securities of unseasoned issuers (companies that have operated less than three years), which, due to their short operating history, may have less information available and may not be as liquid as other securities.

Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest, and dividends, which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values that are subject to market fluctuations for as long as the common stocks remain outstanding. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, or banking crises. The value of the common stocks in the Fund’s portfolio thus may be expected to fluctuate.

Preferred stocks are usually entitled to rights on liquidation, which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks. Such securities may pay cumulative dividends. Because the dividend rate and liquidation or redemption value is usually pre-established, such securities tend to have less possibility of capital appreciation.

Foreign Securities

Some of the securities in the Fund may be in the form of depositary receipts. Depositary receipts usually represent common stock or other equity securities of non-U.S. issuers deposited with a custodian in a depository. The underlying securities are usually withdrawable at any time by surrendering the depository receipt. Depositary receipts are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In other respects, depositary receipts for foreign securities have the same characteristics as the underlying securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing, and financial reporting standards and requirements may not be comparable. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in markets in the U.S. There is generally less government supervision and regulation of exchanges, brokers, and issuers in foreign countries than there is in the U.S. Additionally, the Fund might have greater difficulty taking appropriate legal action in non-U.S. courts.

Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor.

Such investments in securities of foreign issuers are frequently denominated in foreign currencies and because the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.

Gabelli Funds, LLC, the Fund’s investment adviser (the “Adviser”) will attempt to manage these risks so that strategies and investments will benefit the Fund, but no assurance can be given that they will be successfully managed.

Bullion of Gold and Other Precious Metals

The Fund may invest up to 30% of its net assets in bullion of gold and other precious metals (“bullion”). Bullion will only be bought and sold through U.S. and foreign banks, regulated U.S.

commodities exchanges, exchanges affiliated with a regulated U.S. stock exchange, and dealers who are members of, or affiliated with members of, a regulated U.S. commodities exchange, in accordance with applicable investment laws. Investors should note that bullion offers the potential for capital appreciation or depreciation, but unlike other investments does not generate income, and in these transactions the Fund may encounter higher custody and other costs (including shipping and insurance) than costs normally associated with ownership of securities. The Fund may attempt to minimize the costs associated with the actual custody of bullion by the use of receipts or certificates representing ownership interests in bullion.

Sovereign Debt Securities

The Fund may invest in securities issued or guaranteed by any country and denominated in any currency. The Fund expects to invest in the securities of companies located in developed countries, and to a lesser extent, those located in emerging markets. Developed markets include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom, and the United States. An emerging country is any country which is generally considered to be an emerging or developing country by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by its authorities as emerging or developing, at the time of the Fund’s investment.

The investment in debt securities of non-U.S. governments and government entities involves special risks that are not present in corporate debt securities. These additional risks include devaluation of currencies, future adverse political and economic developments and changes in foreign governmental laws. These risks are more pronounced in emerging countries. The obligations of governmental entities have various kinds and levels of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. The Fund may have limited legal recourse in the event of default. Also, the Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. During periods of economic uncertainty, the values of sovereign debt may be more volatile than prices of debt securities of U.S. issuers. In the past, certain non-U.S. countries have had difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

The Fund may also purchase securities issued by quasi-governmental or supranational agencies such as the Asian Development Bank, the International Bank for Reconstruction and Development, the Export-Import Bank, and the European Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. The Fund will not invest more than 20% of its assets in the securities of such supranational entities.

Nonconvertible Fixed Income Securities

The category of fixed income securities which are not convertible or exchangeable for common stock includes preferred stocks, bonds, debentures, notes, and money market instruments such as commercial paper and bankers’ acceptances. There is no minimum credit rating for these securities in which the Fund may invest. Accordingly, the Fund could invest in securities in default, although the Fund will not invest more than 5% of its assets in defaulted securities.

Up to 20% of the Fund’s total assets may be invested in lower quality debt securities, although the Fund currently does not expect to invest more than 5% of its assets in such securities. The market values of lower quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher quality securities. Such lower quality securities also tend to be more sensitive to economic conditions than are higher quality securities. Accordingly, these lower quality securities are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher quality categories. Even securities rated “Baa” or “BBB” by Moody’s Investors Service, Inc. (“Moody’s”) and the Standard and Poor’s Rating Services (“S&P”), a division of The McGraw-Hill Companies, Inc., respectively, which ratings are considered investment grade, possess some speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. See “Appendix - Description of Ratings.” There are risks involved in applying credit ratings as a method of evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security’s market value. The Fund will rely on the judgment, analysis, and experience of its Adviser in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer’s financial resources and ability to cover its interest and fixed charges, factors relating to the issuer’s industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other fixed income securities will adversely affect the Fund’s net asset value per share (“NAV”). In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. At times, adverse publicity regarding lower quality securities has depressed prices for such securities to some extent.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code of 1986, as amended (the “Code”), a corporate issuer may be limited from deducting all of the original issue discount on high yield discount obligations, i.e., certain types of debt securities issued at a significant discount to their face amount. The likelihood of passage of any additional legislation or the effect thereof is uncertain.

The secondary trading market for lower quality fixed income securities is generally not as liquid as the secondary market for higher quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and the Fund’s ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Board of Directors (the “Board”) to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

Convertible Securities

The Fund may invest up to 25% of its total assets in convertible securities rated, at the time of investment, less than “BBB” by S&P or “Baa” by Moody’s or unrated but of equivalent credit quality in the judgment of the Adviser. A convertible security entitles the holder to exchange the security for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time. A convertible security entitles the holder to receive the fixed income of a preferred stock or bond until the holder elects to exercise the conversion privilege.

Some of the convertible securities in the Fund’s portfolio may be “Pay-in-Kind” securities. During a designated period from original issuance, the issuer of such a security may pay dividends or interest to the holder by issuing additional fully paid and nonassessable shares or units of the same or another specified security. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Corporate Reorganization

The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation, or reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of this type of investing is that if the contemplated transaction is abandoned, revised, delayed, or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails to adequately recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offer and the dynamics and business climate when the offer or proposal is in progress. Since such investments are ordinarily short term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

Options

The Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or for hedging the value of its portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right in return for a premium to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund’s transactions in options may be subject to specific segregation requirements. See “Hedging Transactions” below.

If the Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercised but forgoes any capital appreciation in excess of the exercise price in the case of a call option, and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Fund the credit risk that the counterparty will fail to honor its obligations. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 5% of the Fund’s assets.

Warrants and Rights

The Fund may invest up to 5% of its total assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund’s portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus, can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than the right to purchase the underlying security.

Investments in Investment Companies

The Fund may invest up to 10% of its total assets (5% per issuer) in securities issued by other unaffiliated investment companies, although the Fund may not acquire more than 3% of the voting securities of any investment company.

When-Issued, Delayed Delivery Securities, and Forward Commitments

The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when-issued” or “delayed delivery” basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, i.e., a when-, as- and if-issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will “earmark” on the Adviser’s records or place in a segregated account with its custodian, cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments. When the Fund engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Short Sales

The Fund may from time to time make short sales of securities, including short sales “against the box.” A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. A short sale against the box occurs when the Fund contemporaneously owns, or has the right to obtain at no additional cost, securities identical to those sold short. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales against the box may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. In connection with such short sales, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund closes out a short position by purchasing and delivering an equal amount of the securities sold short.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales against the box) will maintain additional asset coverage in the form of segregated or “earmarked” assets on the records of the Fund’s Custodian, consisting of cash, U.S. government securities or other liquid securities that are equal to the current market value of the securities sold short, or (in the case of short sales against the box) will ensure that such positions are covered by offsetting positions, until the Fund replaces the borrowed security. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund’s total assets or 5% of such issuer’s voting securities. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales against the box without regard to such limitations.

Restricted and Illiquid Securities

The Fund may invest up to a total of 15% of its net assets in securities that are subject to restrictions on resale and securities which are illiquid, including repurchase agreements with more than seven days to maturity. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Unseasoned issuers are companies (including predecessors) that have operated for less than three years. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information, and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund’s liquidity.

To the extent it can do so consistent with the foregoing limitations, the Fund may invest in non-publicly traded securities, including securities that are not registered under the Securities Act of 1933, as amended, (the “1933 Act”) but that can be offered and sold to qualified institutional buyers under Rule 144A under that Act. The Board has adopted guidelines and delegated to the Adviser, subject to the supervision of the Board, the daily function of determining and monitoring the liquidity of Rule 144A securities. Rule 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Repurchase Agreements

The Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund’s Adviser (“Qualified Institutions”). The Adviser will monitor the continued creditworthiness of Qualified Institutions. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining “overnight” flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities.

To minimize this risk, the securities underlying the repurchase agreement will be held by the Fund’s custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. The Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Fund’s portfolio, more than 15% of its net assets would be so invested.

Loans of Portfolio Securities

To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities, and (5) the loan will not cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. In addition, all investments made with collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

Generally, the borrower will be required to make payments to the Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s dividends received by individuals may be taxed at the rates generally applicable to long term capital gains (see “Dividends, Distributions, and Taxes” below).

Borrowing

The Fund does not borrow money except for (1) short term credits from banks as may be necessary for the clearance of portfolio transactions and (2) borrowings from banks for temporary or emergency purposes, including meeting redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing will not, in the aggregate, exceed 15% of the Fund’s total assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund’s assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets. The Fund may mortgage, pledge, or hypothecate assets to secure such borrowings.

Money Market Instruments

Subject to the Fund’s policy of investing at least 80% of its net assets in securities of companies engaged principally in gold-related activities, the Fund may invest in money market instruments. In cases of abnormal market or economic conditions, the Fund may invest up to 100% of its assets in money market instruments for defensive purposes, although the Fund intends to stay invested in securities satisfying its investment objective to the fullest extent practicable. Money market instruments include obligations of the U.S. Government and its agencies and instrumentalities, commercial paper (including bank obligations), certificates of deposit (including Eurodollar certificates of deposit), and repurchase agreements. The Fund intends to invest only in short term and medium term debt securities that the Adviser believes to be of high quality, i.e., rated in one of the two highest categories by Moody’s or S&P or, if unrated, determined to be equivalent in credit quality by the Adviser. For liquidity purposes in meeting redemption requests or paying dividends or expenses, the Fund may also invest its assets in such instruments.

Hedging Transactions

Futures and Forward Contracts. The Fund may enter into futures and forward contracts only for certain bona fide hedging, yield enhancement, and risk management purposes. The Fund may enter into futures and forward contracts on precious metals as a hedge against changes in the prices of precious metals held or intended to be acquired by the Fund, but not for speculation or for achieving leverage. The Fund’s hedging activities may include purchases of futures and forward contracts as an offset against the effect of anticipated increases in the price of a precious metal which the Fund intends to acquire or sales of futures and forward contracts as an offset against the effect of anticipated declines in the price of precious metals which the Fund owns. Precious metals futures and forward contract prices can be volatile and are influenced principally by changes in spot market prices, which in turn are affected by a variety of political and economic factors. While the correlation between changes in prices of futures and forward contracts and prices of the precious metals being hedged by such contracts has historically been very strong, the correlation may at times be imperfect and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected precious metals price trends. The Fund may also enter into futures and forward contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. government securities.

The current view of the staff of the SEC is that a Fund’s long and short positions in futures contracts, as well as put and call options on futures written by it, must be collateralized with cash or other liquid securities and segregated with the Fund’s custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging (See “Asset Coverage for Forward Contracts, Options, Futures, and Options on Futures” below).

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as “contract markets” by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant, i.e., a brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

The Fund may also purchase and write covered call or put options on precious metals futures contracts. Such options would be purchased solely for hedging purposes. Call options might be purchased to hedge against an increase in the price of precious metals the Fund intends to acquire, and put options may be purchased to hedge against a decline in the price of precious metals owned by the Fund. As is the case with futures contracts, options on precious metals futures may facilitate the Fund’s acquisition of precious metals or permit the Fund to defer disposition of precious metals for tax or other purposes.

These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of the Fund’s yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options and Swaps

Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the CFTC. Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. Due to the recent amendments to Rule 4.5 under the CEA, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit each Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options and certain types of swaps (including securities futures, broad-based stock index futures and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Asset Coverage For Forward Contracts, Options, Futures, And Options On Futures

The Fund will comply with guidelines established by the SEC with respect to coverage of forward currency contracts; options written by the Fund on currencies, securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require “earmarking” on the records of the Fund or segregation by the Fund with its custodian, of cash or liquid securities to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument, or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Currency Transactions

The Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts, and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular day and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Certain types of forward foreign currency contracts are now regulated as swaps by the CFTC and, although they may still be established in the interbank market by currency traders on behalf of their customers, such instruments must be executed in accordance with applicable federal regulations. The regulation of such forward foreign currency contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of derivatives will not have an adverse effect on a fund that utilizes these instruments. The Fund expects to enter into these currency contracts and swaps in primarily the following circumstances: to “lock in” the U.S. dollar equivalent price of a security the Fund is contemplating to buy or sell that is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund’s portfolio has exposure. The Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

The Adviser may choose to use such instruments on behalf of the Fund depending upon market conditions prevailing and the perceived instrument needs of the Fund. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively broad and deep as compared to the markets for similar instruments which are established in the interbank market. In accordance with the current position of the SEC, the Fund will treat swap transactions as illiquid for purposes of the Fund’s policy regarding illiquid securities. Futures contracts, interest rate swaps, and options on securities, indices, and futures contracts and certain currency contracts sold by the Fund are generally subject to segregation and coverage requirements with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other high grade liquid debt obligations in an amount at least equal to the Fund’s obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease in value. The segregation requirement can result in the Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so.

Regulation of Certain Options, Currency Transactions and Other Derivative Transactions as Swaps or Security-Based Swaps

The U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, (the “Dodd-Frank Act”) includes provisions that comprehensively regulate the over-the-counter (i.e., not exchange-traded) derivatives markets for the first time. This regulation requires that certain of the options, currency transactions and other derivative transactions entered into by the Fund are regulated as swaps by the CFTC or regulated as security-based swaps by the SEC.

The Dodd-Frank Act generally requires swaps and security-based swaps to be submitted for clearing to regulated clearing organization (the so-called “clearing mandate”), unless an exemption from clearing applies. Swaps and security-based swaps that are submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearing organization, as well as possible SEC- or CFTC-mandated margin requirements. Accordingly, dealers of swaps and security-based swaps (usually large commercial banks or other financial institutions) as well as other market participants will be required to post margin to the clearing organizations through which their swaps and/or security-based swaps are cleared. The SEC, CFTC and other U.S. regulators also are required to impose margin requirements on uncleared swap and uncleared security-based swap transactions. These changes with respect to clearing and margin likely will increase a dealer’s costs, and those increased costs are expected to be passed through, at least partially, to market participants, including any fund that uses swaps or security-based swaps.

The Dodd-Frank Act also requires many swaps and security-based swaps that are currently executed on a bilateral basis in the over-the-counter market to be executed through a regulated securities, futures, or swap exchange or execution facility if those transactions are subject to the clearing mandate. Once such requirements become effective, it may be more difficult and costly for the Fund to continue to enter into customized swap or security-based swap transactions on a bilateral basis.

In addition, dealers and major participants in the over-the-counter market are required to register with the SEC and/or CFTC. Registered dealers and major participants are subject to minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for dealers and major participants in the over-the-counter market, and such increased costs are likely to be passed through, at least partially, to market participants, including any fund that utilizes these instruments.

The cumulative effects of the Dodd-Frank Act on swap and security-based swap transactions and on participants in the derivatives market remain uncertain.

Portfolio Turnover

The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. While it is impossible to predict with certainty the portfolio turnover, the Adviser expects that the annual turnover rate of the Fund will not exceed 75%. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Portfolio turnover may vary from year to year, as well as within a year. For the fiscal years ended December 31, 2011 and 2012, the turnover rates were 4% and 5%, respectively.

Recent Regulatory Events

Legal, tax and regulatory changes could occur that may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. The U.S. Government, the Federal Reserve, the Treasury, the SEC, the Commodity Futures Trading Commission, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have recently taken or are considering taking actions in light of the recent financial crisis. These actions include, but are not limited to, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act,” which was signed into law on July 21, 2010, and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the SEC. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Fund is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Fund. Furthermore, no assurance can be made that the U.S. government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the continuing economic turmoil or otherwise, and the effect of such actions, if taken, cannot be known.

Recent Economic Events

Although the U.S. economy has seen gradual improvement since 2008, the effects of the global financial crisis that began to unfold in 2007 continue to exist and economic growth has been slow and uneven. In addition, the negative impacts and continued uncertainty stemming from the sovereign debt crisis and economic difficulties in Europe and U.S. fiscal and political matters, including deficit reduction and U.S. debt ratings, have impacted and may continue to impact the global economic recovery. These events and possible continuing market turbulence may have an adverse effect on the Fund. In response to the global financial crisis, the United States and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets. However, risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union (“EMU”) member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the European EMU. These requirements can severely limit European EMU member countries’ ability to implement monetary policy to address regional economic conditions. A return to unfavorable economic conditions could impair the Fund’s ability to execute its investment strategies.

INVESTMENT RESTRICTIONS

The Fund’s investment objective and the following investment restrictions are fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) as the lesser of (1) 67% of the Fund’s voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are represented in person or by proxy or (2) more than 50% of the Fund’s outstanding voting securities. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage holdings restriction on investment or the use of assets set forth below is adhered to at the time the transaction is effected, later changes in percentage resulting from changing market values or total assets of the Fund will not be considered a deviation from policy. Under such restrictions, the Fund may not:

1.	issue senior securities, except that the Fund may borrow money from a bank, including on margin if margin securities are owned, in an amount up to 33 1/3% of its total assets (including the amount of such enumerated senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) and except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

2.	make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities or the acquisition of securities subject to repurchase agreements;

3.	underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

4.	invest for the purpose of exercising control over management of any company;

5.	purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than publicly traded real estate investment trusts and publicly traded master limited partnership interests; or

6.	purchase or sell commodities or commodity contracts except for certain bona fide hedging, yield enhancement and risk management purposes or invest in any oil, gas, or mineral interests, provided that the Fund may invest in bullion.

In addition, as a diversified investment company, the Fund is subject to the following limitations as to 75% of its total assets: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government and its agencies and instrumentalities, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer.

The Fund has a concentration policy that it may not invest more than 25% of the value of its total assets in any particular industry other than the gold related or precious metals related industry in which the Fund shall so concentrate at least 25% of its total assets (this restriction does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities). This concentration policy may not be changed without shareholder approval in accordance with Section 13(a)(3) of the 1940 Act. At the next meeting of the shareholders of the Fund, the Board of Directors of the Fund will present a proposal to its shareholders seeking shareholder approval of this concentration policy as a fundamental policy of the Fund, pursuant to an undertaking given by the Fund to the SEC.

PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Fund (collectively, “Portfolio Holdings Information”). In addition, the Fund and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund’s website or filed as part of a required filing on Form N-Q or N-CSR, or (b) provided to a third party for legitimate business purposes or regulatory purposes, which has agreed to keep such data confidential under terms approved by the Adviser’s legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or those Directors who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Directors”). These policies further provide that no officer of the Fund or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser.

Under the foregoing policies, the Fund may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to sixty days in other cases (with the exception of proxy voting services which require a regular download of data).

1.	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

2.	To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

3.	To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board where such entity has agreed to keep such data confidential until at least it has been made public by the Adviser. The Fund’s current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

4.	To firms providing proxy voting and proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

5.	To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until at least it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

6.	To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.

As of the date of this SAI, the Fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting service on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund’s administrator, sub-administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. The Fund’s proxy service is Broadridge Financial Solutions, Inc. R.R. Donnelley and Data Communiqué provides typesetting services for the Fund, and the Fund selects from a number of financial printers who have agreed to keep such information confidential at least until it has been made public by the Adviser.

Other than these arrangements with the Fund’s service providers and proxy voting service, the Fund does not have any ongoing arrangements to make available information about the Fund’s portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Adviser, nor any of the Adviser’s affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund’s Chief Compliance Officer.

DIRECTORS AND OFFICERS

Under Maryland law, the Fund’s Board is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board also elects the Fund’s officers who conduct the daily business of the Fund. Information pertaining to the Directors and executive officers of the Fund is set forth below.

Name, Position(s) Address(1) And Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships During Past Five Years(3)

INTERESTED DIRECTORS(4):

Mario J. Gabelli, CFA Director and Chairman of the Board Age: 70	Since 1994	27	Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chairman and Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition, Inc. (blank check company) (2011-2012)

INDEPENDENT DIRECTORS(5):

E. Val Cerutti Director Age: 73	Since 1994	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 77	Since 1994	35	Anthony J. Colavita P.C.., Attorney at Law from 1961 to date	—

Werner J. Roeder, MD Director Age: 72	Since 1994	22	Medical Director of Lawrence Hospital and practicing private physician	—

Anthonie C. van Ekris Director Age: 78	Since 1994	20	Chairman and Chief Executive Officer of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 67	Since 2004	29

Chairman of Zizza & Associates Corp. (financial consulting)

(since 1978); Chairman of

Metropolitan Paper Recycling

Inc. (recycling) (since

2005); Chairman of Harbor BioSciences, Inc. (biotechnology) (since

1999)

				Director of Trans-Lux Corporation (business services) (since 2009); Chairman of Bion Environmental Technologies (technology) (since 2005)

Daniel E. Zucchi Director Age: 72	Since 1994	1	President of Zucchi & Associates (general business consulting)	Anduro Holdings Inc. (consumer packaging); Sleepy Hollow Country Club (leisure); Cypress Care LLC (health care) (2001-2009)

Name, Position(s) Address(1), and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years

OFFICERS:

Caesar M.P. Bryan Chief Investment Officer Age: 57	Since 1994	Senior Vice President and Portfolio Manager of GAMCO Asset Management Inc.

Bruce N. Alpert President and Secretary Acting Chief Compliance Officer Age: 61	Since 1994 Since 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008 – 2010; President of Teton Advisors, Inc. 1998 – 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 54	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

(1)	Address: One Corporate Center, Rye, NY 10580-1422.
(2)

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

(4)	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered to be an “interested person” because of his affiliation with the Adviser.
(5)	Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Directors.

The Board believes that each Director’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question, and discuss information provided to them; to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his duties effectively has been attained in large part through the Director’s business, consulting, or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO Funds Complex (the “Fund Complex”), public companies, or non-profit entities, or other organizations as set forth above and below. Each Director’s ability to perform his duties effectively also has been enhanced by his education, professional training, and experience.

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Directors. He also currently serves as Chairman of the boards of other funds in the Fund Complex. Mr. Gabelli is presently Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. (“GBL”), a New York Stock Exchange (“NYSE”) listed investment advisory firm. He is also the Chief Investment Officer of Value Portfolios of the Adviser and GAMCO Asset Management, Inc., (“GAMCO”) each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GBL. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms and various charitable foundations and educational institutions, including the Board of Trustees of Boston College and Roger Williams University and Board of Overseers of Columbia University Graduate School of Business. Mr. Gabelli received his Bachelor’s degree from Fordham University and his Masters of Business Administration from Columbia University Graduate School of Business. Mr. Gabelli’s education, professional training and experience, and other life experiences, including but not limited to his experience on the boards of many publicly traded companies and private firms, and various charitable foundations and educational institutions, his service as Chairman of other funds within the Fund Complex, and his position as Chief Investment Officer of various funds, make him highly qualified to serve as a Director of the Fund.

E. Val Cerutti. Mr. Cerutti is Chief Executive Officer of Cerutti Consultants, Inc. He is a member of the board of other funds in the Fund Complex. He formerly served as Director of The LGL Group, Inc., a diversified manufacturing company. He was President and Chief Operating Officer of Stella D’oro Biscuit Co., and served on the board of advisers of the Hagan School of Business of Iona College. He has served as a consultant to several venture capital groups. Mr. Cerutti has a Bachelor of Science degree from Fordham University and a Masters degree in Business Administration from Iona College. Mr. Cerutti’s education, professional training and experience, and other life experiences, including but not limited to his experience as CEO of a consulting company, his service as a director of a corporation, and service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty years of experience, including the field of business and financial law. He is Chair of the Fund’s Nominating Committee and Audit Committee and is a member of the Fund’s ad hoc Proxy Voting Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority, where his duties included reviewing financial documents of these agencies. He served for eleven years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten municipal budgets of approximately eight million dollars each. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a

Senior Attorney with the New York State Insurance Department. He is the former Chairman of the New York State Republican Party, the Westchester County Republican Party and the Eastchester Republican Town Committee. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law. Mr. Colavita’s education, professional training and experience, and other life experiences, including but not limited to his experience as an attorney, service on the boards of other funds within the Fund Complex, public service background in state and local government, including several senior legal and other managerial positions, make him highly qualified to serve as a Director of the Fund.

Werner J. Roeder. Dr. Roeder is Vice President of Medical Affairs/Medical Director of Lawrence Hospital Center in Bronxville, New York. He has been a practicing surgeon for over forty-five years. As Vice President of Medical Affairs at Lawrence Hospital, he is actively involved in personnel and financial matters concerning the hospital’s $140 million budget. He is Chair of the Fund’s ad hoc Proxy Voting Committee and is also a member of the Fund’s Audit and Nominating Committees and is a member of both multi-fund ad hoc Compensation Committees (described below under “Directors – Leadership Structure and Oversight Responsibilities”). Dr. Roeder also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sit. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and presently serves in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctorate in Medicine from New York Medical College. Dr. Roeder’s education, professional training and experience, and other life experiences, including but not limited to his experience as a practicing surgeon, service as an officer of a hospital, consulting services to a national agency and service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of a global import/export company for over twenty years. Mr. van Ekris is a member of the Fund’s ad hoc Proxy Committee and serves on the boards of other funds in the Fund Complex and is the Chairman of one such fund’s Nominating Committee. Mr. van Ekris is also a member of the ad hoc Proxy Voting Committee of other funds in the Fund Complex. He serves as Chairman of the GAMCO International SICAV. Mr. van Ekris has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading, and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former Director of an oil and gas operations company. He served on the boards of a number of public companies and for more than ten years on the Advisory Board of the Salvation Army of Greater New York. Mr. van Ekris’ education, professional training and experience, and other life experiences, including but not limited to his experience as chairman and CEO of various companies, his service as a director for various public corporations, and service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

Salvatore J. Zizza. Mr. Zizza is the Chairman of a financial consulting firm. He also serves as Chairman to other companies involved in manufacturing, recycling, and real estate. Mr. Zizza also serves as lead Independent Director of the Fund and is a member of the Fund’s Nominating and Audit Committees and both multi-fund ad hoc Compensation Committees and has been designated as the Fund’s Audit Committee Financial Expert. In addition, he serves on comparable or other board committees, including as lead Independent Director, with respect to other funds in the Fund Complex on whose boards he sits. In addition to serving on the boards of other funds within the Fund Complex, he is currently a director of three other public companies and previously served on the boards of several other public companies. He also served as the Chief Executive of a large NYSE listed construction company. Mr. Zizza received his Bachelor of Arts and his Master of Business Administration in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences. Mr. Zizza’s education, professional training and experience, and other life experiences, including but not limited to his experience as chairman of a consulting company, his service as a director of various corporations, and service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

Daniel E. Zucchi. Mr. Zucchi is President of Zucchi & Associates, Inc., a marketing and communications consulting firm. Mr. Zucchi serves on the Board, and is an investor in Anduro Holdings Inc., a manufacturer of consumer packaging since 2009. He serves as a board member and was one of the initial investors in Cypress Care LLC, a pharmacy benefit management company. In addition, Mr. Zucchi was a Senior Executive at Time Warner and the Hearst Corporation for over twenty years. In the public sector, Mr. Zucchi has served as a locally-elected government official, most recently since 2009 as a member of the Westchester County Executive’s task force. Mr. Zucchi is a graduate of the University of Connecticut and attended the Harvard AAAA program during his tenure at Time Warner. Mr. Zucchi’s education, professional training and experience, and other life experiences, including but not limited to his experience as president of a consulting company and his service as a director and/or board member of various corporations, make him highly qualified to serve as a Director of the Fund.

Directors — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Zizza as the lead Independent Director. The lead Independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead Independent Director any obligations or standards greater than or different from other Directors. More than 75% of the members of the Board are Independent Directors and each of the Nominating, Audit and ad hoc Proxy Voting Committees are comprised entirely of Independent Directors. The Board has established a Nominating Committee. Audit Committee and Proxy Voting Committee to assist the Board in the oversight of the management and affairs of the Fund. From time to time, the Board establishes additional committees or informal working groups to deal with specific matters or assigns one of its members to work with directors or trustees of other funds in the Gabelli/GAMCO Funds Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Gabelli/GAMCO Funds

Complex. (The Fund Complex also has a separate multi-fund ad hoc Compensation Committee relating to certain officers of the closed-end funds in the Gabelli/GAMCO Funds Complex, and some of the Fund’s Directors may from time to time also serve on this separate committee).

All of the Fund’s Directors other than Mr. Mario J. Gabelli are Independent Directors, and the Board believes they are able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide information to the Board about the identification, assessment, and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning and may make changes in its discretion at any time.

Board Committees

The Board has established two standing committees in connection with its governance of the Fund: the Audit and Nominating Committees, and has also established an ad hoc Proxy Voting Committee. The Fund does not have a standing compensation committee (although some of the individuals who are Directors of the Fund participate in the multi-fund ad hoc Compensation Committee described above).

The Fund’s Audit Committee consists of three members: Messrs. Colavita (Chairman), Roeder and Zizza, who are Independent Directors of the Fund. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of the Fund on February 26, 2013. As set forth in the Charter, the function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and to act as a liaison between the Board and the Fund’s independent registered public accounting firm. During the fiscal year ended December 31, 2012, the Audit Committee met twice.

The Fund’s Nominating Committee consists of three members: Messrs. Colavita (Chairman), Roeder and Zizza, who are Independent Directors of the Fund. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the fiscal year ended December 31, 2012.

The Fund’s ad hoc Proxy Voting Committee consists of three members: Messrs. Roeder (Chairman), Colavita, and van Ekris, who are Independent Directors of the Fund. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Fund’s Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund and may also determine to exercise complete control and discretion over the disposition of such securities. The ad hoc Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended December 31, 2012.

Director Ownership of Fund Shares

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director as of December 31, 2012.

Name of Director	Dollar Range of Equity Securities Held in the Fund*	Aggregate Dollar Range of Equity Securities Held in Fund Complex*

INTERESTED DIRECTORS:

Mario J. Gabelli, CFA	E	E

INEDPENDENT DIRECTORS:

E. Val Cerutti	C	E

Anthony J. Colavita	D	E

Werner J. Roeder, MD	A	E

Anthonie C. van Ekris	D	E

Salvatore J. Zizza	A	E

Daniel E. Zucchi	B	E

*	Key to Dollar Ranges
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000

Set forth in the table below is the amount of interests beneficially owned, as of December 31, 2012, by certain Independent Directors or their immediate family members, as applicable, in a person that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Independent Director	Name of Owner and Relationships to Director	Company	Title of Class	Value of Interests	Percent of Class

E. Val Cerutti	Same	Gabelli Associates Fund II	Membership Interests	$241,245	*

Anthony J. Colavita	Same	The LGL Group, Inc.	Common Stock	$7,004	*

Anthony J. Colavita	John Colavita; Son	Gabelli Associates Fund	Membership Interests	$820,732	*

Werner J. Roeder	Same	Gabelli Associates Fund II	Membership Interests	$498,926	*

Anthonie C. van Ekris	Same	CIBL Inc.	Common Stock	$21,600	*

Anthonie C. van Ekris	Same	Gabelli Associates Limited II E	Membership Interests	$365,809	*

Anthonie C. van Ekris	Same	LICT Corp.	Common Stock	$55,200	*

Anthonie C. van Ekris	Same	The LGL Group, Inc.	Common Stock	$8,400	*

Anthonie C. van Ekris	Same(1)	ICTG Group, Inc.	Class A Shares	$23.50	*

Salvatore J. Zizza	Same	Gabelli Associates Fund	Membership Interests	$2,642,128	1.3%

*	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.
(1)	Mr. van Ekris owns the common stock of the applicable Company in a trust account for each of his two children for which he serves as trustee.

Director and Officer Compensation

No director, officer, or employee of the Adviser, or any of its affiliates receives any compensation from the Fund for serving as an officer or Director of the Fund. If total net assets of the Fund are in excess of $100,000,000, the Fund pays each of its Directors who are not a director, officer, or employee of the Adviser or any of its affiliates, $9,000 per annum plus $2,000 per meeting attended in person and $500 per meeting attended by telephone. If total net assets of the Fund are below $100,000,000, the Fund pays each of its Directors who is not a director, officer, or employee of the Adviser or any of its affiliates, $1,000 per annum plus $500 per meeting attended in person and $250 per meeting attended by telephone. Each member of the Audit Committee, Nominating Committee and Proxy Voting Committee is paid $500 per meeting attended in person or by telephone. The Audit Committee Chairman and the lead director each receive an additional $2,000 per annum. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain special meetings or committee meetings on behalf of multiple funds. Directors are reimbursed for related travel and other out-of-pocket expenses regardless of the amount of total net assets held in the Fund.

The following table sets forth certain information regarding the compensation of the Fund’s Directors. No executive officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the fiscal year ended December 31, 2012.

Compensation Table

Aggregate Compensation from Fund (Fiscal Year)

Name of Person and Position	Aggregate Compensation from the Fund*	Total Compensation from the Fund and Fund Complex**

INTERESTED DIRECTORS::
Mario J. Gabelli, CFA Chairman of the Board	$0	$0	(0)

INDEPENDENT DIRECTORS:
E. Val Cerutti Director	$17.125	$40,500	(7)

Anthony J. Colavita Director	$20,021	$402,500	(35)

Werner J. Roeder, M.D. Director	$18,036	$185,500	(22)

Anthonie C. van Ekris Director	$17,033	$194,000	(20)

Salvatore J. Zizza Director	$20,000	$328,500	(29)

Daniel E. Zucchi Director	$15,500	$15,500	(1)

*	Represents the total compensation paid to such persons for the calendar year 2012.
**	Represents the total compensation paid to such persons for the calendar year 2012 by investment companies (including the Fund) or portfolios that are considered part of the same “fund complex” as the Fund because they have common or affiliated investment advisers. The parenthetical number represents the number of such investment companies and portfolios.

Code of Ethics

The Fund, its Adviser, and G.distributors, LLC, the Fund’s distributor (“G.distributors” or the “Distributor”) have adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies

The Fund has delegated the voting of portfolio securities to the Adviser in its capacity as the Fund’s investment adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the

Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Voting Guidelines”) set forth in the Proxy Voting Policy. The Proxy Voting Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders’ rights to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, assets sales, or liquidations.

A Proxy Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Voting Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Voting Guidelines, recommendations of Institutional Shareholder Services, Inc. (“ISS”) and its Corporate Governance Service, other third party services, and the analysts of G.research, Inc. (“G.research”) (formerly Gabelli & Company, Inc.), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s board of directors and not contrary to the Proxy Voting Guidelines; (2) consistent with the recommendations of the issuer’s board of directors and is a non-controversial issue not covered by the Proxy Voting Guidelines; or (3) contrary to the recommendations of the issuer’s board of directors but is consistent with the Proxy Voting Guidelines.

All matters identified by the Chairman of the Proxy Committee, the Director of Proxy Voting Services, or the Adviser’s Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of G.research, will be presented to the Proxy Committee. If the Chairman of the Proxy Committee, the Director of Proxy Voting Services, or the Adviser’s Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Committee.

For matters submitted to the Proxy Committee, each member of the Proxy Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer, and any recommendations by G.research’s analysts. The Chief Investment Officer or G.research’s analysts may be invited to present their viewpoints. If the Adviser’s Legal Department believes that the matter before the

Proxy Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Proxy Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund’s shareholders on the one hand, and those of the Fund’s Adviser and/or the principal underwriters on the other hand, the conflict will be brought to the Proxy Committee of the Fund to determine a resolution. The Proxy Committee may determine to resolve such conflicts itself, may ask the Independent Directors of the Fund to vote the proxies, which would potentially include the Board’s ad hoc Proxy Committee, or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Committee, the Chairman of the Committee will break the tie. The Proxy Committee will notify the Proxy Department of its decisions and the proxies will be voted accordingly.

The Fund files Form N-PX with the Fund’s complete proxy voting record for the twelve months ended June 30, no later than August 31st of each year. This filing for the Fund is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of April 1, 2013, the following persons were known to own of record or beneficially 5% or more of the outstanding voting securities of any class of the Fund:

Name and Address	% of Class	Nature of Ownership

CLASS AAA

National Financial Serv Corp	32.42%	Beneficial*+
For the Exclusive Benefit of
Our Customers
Millburn, NJ 07041-1631

Charles Schwab & Co Inc.	20.84%	Beneficial*
Special Custody Acct FBO
Exclusive Benefit of Customers
Attn: Mutual Funds
San Francisco, CA 94105-1905

First Clearing LLC	7.02%	Beneficial*
Special Custody Acct FBO
Exclusive Benefit of Customer
St. Louis, MO 63103-2523

CLASS A

Morgan Stanley Smith Barney	36.12%	Record
Jersey City, NJ 07311

NFS LLC FEBO	24.45%	Beneficial*
City Of Bridgeport Pension Plan A
Bill Finch
Bridgeport, CT 06604-4320

Merrill Lynch Pierce Fenner & Smith Inc.	7.08%	Beneficial*
For The Sole Benefit of Its
Customers
Jacksonville, FL 32246-6484

UBS WM USA	5.85%	Record
Omni Account M/F
Attn: Department Manager
Weehawken, NJ 07086-6761

First Clearing LLC	5.29%	Beneficial*
Special Custody Acct FBO
Exclusive Benefit Of Customer
St. Louis, MO 63103-2523

CLASS C

Morgan Stanley Smith Barney	31.03%	Record
Jersey City, NJ 07311

UBS WM USA	19.85%	Record
OMNI ACCOUNT M/F
Attn: Department Manager
Weehawken, NJ 07086-6761

Merrill Lynch Pierce Fenner & Smith Inc.	16.86%	Beneficial*
For The Sole Benefit of Its
Customers
Jacksonville, FL 32246-6484

First Clearing LLC	11.28%	Beneficial*
Special Custody Acct FBO
Exclusive Benefit of Customer
St. Louis, MO 63103-2523

CLASS I

Morgan Stanley Smith Barney	46.15%	Record
Jersey City, NJ 07311

GGCP INC	21.46%	Record
Attn: Vice President
Greenwich, CT 06830-6556

Merrill Lynch Pierce Fenner & Smith Inc.	11.19%	Beneficial*
For The Sole Benefit of Its
Customers
Jacksonville, FL 32246-6484

First Clearing LLC	7.62%	Beneficial*
Special Custody Acct FBO
Exclusive Benefit of Customer
St. Louis, MO 63103-2523

Frontier Trust Company FBO	5.34%	Beneficial*
Gabelli Funds 401(k) Profit Sharing
Fargo, ND 58106-0758

*	Beneficial ownership is disclaimed.
+	Beneficial ownership of shares representing 25% or more of the outstanding shares of the Fund may be deemed to have control, as that term is defined in the 1940 Act.

As of April 1, 2013, as a group, the Directors and officers of the Fund owned 2.4% of the Fund’s equity securities.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser is a New York limited liability company which serves as an investment adviser to sixteen open-end and ten closed-end registered management investment companies and a Luxembourg SICAV with combined aggregate net assets in excess of $20.5 billion as of December 31, 2012. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Adviser on the basis of his controlling interest in GBL, the parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management, Inc., a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as sub-adviser to certain third party investment funds, which include registered investment companies, and had assets under management of approximately $15.0 billion as of December 31, 2012; Teton Advisors, Inc., an affiliate of the Adviser with assets under management of approximately $1.3 billion as of December 31, 2012, acts as investment adviser to The TETON Westwood Funds and separately managed accounts; Gabelli Securities, Inc., a majority owned subsidiary of GBL, acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $920 million as of December 31, 2012; and Gabelli Fixed Income LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $60 million as of December 31, 2012. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc. as of December 31, 2012.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO Asset Management, Inc. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as an investment adviser to the Fund pursuant to an Investment Advisory Agreement (the “Agreement”), which was initially approved by the Fund’s sole shareholder on June 15, 1994. Pursuant to the Agreement, the Adviser furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

Under the Agreement, the Adviser also (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund’s Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s Custodian, Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) prepares, but does not pay for, the periodic updating of the Fund’s registration statement, Prospectuses and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund’s tax returns, and reports to the Fund’s shareholders and the SEC; (v) supervises the calculation of the NAV of each class of shares in the Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund’s Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.

The cost of calculating the Fund’s NAV is an expense payable by the Fund pursuant to the Agreement. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, the Fund will reimburse the Adviser for such expense up to $45,000. The Adviser will not seek reimbursement if assets are less than $50 million. During the fiscal year ended December 31, 2012, the Fund reimbursed the Adviser $45,000 in connection with the cost of computing the Fund’s NAV.

The Agreement provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors, and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Agreement provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Agreement also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Agreement in no way restricts the Adviser from acting as adviser to others. The Fund has agreed by the terms of the Agreement that the word “Gabelli” in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities, or products. The Fund has further agreed that in the event that for any reason the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include “Gabelli”.

By its terms, the Agreement will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund’s Board or by a “majority” (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Directors, cast in person at a meeting called specifically for the purpose of voting on the continuance of the Agreement. The Agreement is terminable without penalty by the Fund on sixty days written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days written notice, and will automatically terminate in the event of its “assignment” as defined by the 1940 Act.

As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and payable monthly in an amount equal on an annualized basis to 1.00% of the Fund’s average daily net assets.

Advisory Fees Paid to Adviser by the Fund (Fiscal years ended December 31)
2012	$4,323,481
2011	$6,160,762
2010	$6,199,986

Portfolio Manager Information

Other Accounts Managed

The table that follows provides summary information regarding other accounts for which the portfolio manager was primarily responsible for the day-to-day management during the fiscal year ended December 31, 2012.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Caesar M.P. Bryan*	Registered Investment Companies:	5	$1.8B	0	$0

	Other Pooled Investment Vehicles:	2	$2.8M	2	$2.8M

	Other Accounts:	16	$92.7M	0	$0

*	For the Portfolio Manager, the above chart represents the portion of assets for which the Portfolio Manager has primary responsibility in the accounts indicated. Certain assets included under “Other Accounts” may be invested in Registered Investment Companies or Other Pooled Investment Vehicles primarily managed by the Portfolio Manager and therefore may be duplicated.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. Because the portfolio manager manages more than one account, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only the Fund.

Allocation of Limited Investment Opportunities. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the portfolio manager exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more other accounts.

Selection of Broker/Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that the portfolio manager manages. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those accounts that could most significantly benefit the portfolio manager.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

Compensation Structure

The compensation of portfolio managers in the Gabelli organization is structured to enable it to attract and retain highly qualified professionals in a competitive environment. Mr. Bryan receives a compensation package that includes a minimum draw or base salary, equity based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than Mr. Bryan’s compensation) allocable to the Fund. This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity based incentive compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria.

Mr. Bryan’s compensation for managing other accounts is based on a percentage of net revenues received by the Adviser for managing the account. Compensation for managing accounts that have a performance based fee will have two components. One component is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of the performance fee is paid to the portfolio manager.

Ownership of Shares in the Fund

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by the Fund’s portfolio manager:

Name	Dollar Range of Equity Securities Held in the Fund*
Caesar M.P. Bryan	E

*	Key to Dollar Ranges- Information as of December 31, 2012
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000

Sub-Administrator

The Adviser has entered into an agreement (the “Sub-Administration Agreement”) with BNY Mellon (the “Sub-Administrator”), which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator: (a) assists in supervising all aspects of the Fund’s operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the NAV of each class of the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board meetings, including the mailing of all Board materials, and collates the same materials into the Board books, and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund’s investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Fund’s investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - 0.0275%; $10 billion to $15 billion - 0.0125%; over $15 billion - 0.0100%. The Sub-Administrator’s fee is paid by the Adviser and will result in no additional expense to the Fund.

Counsel

Paul Hastings LLP, 75 East 55th Street, New York, New York 10022, serves as the Fund’s legal counsel.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 5 Times Square, New York, New York 10036, independent registered public accounting firm, has been selected to audit the Fund’s annual financial statements.

Custodian, Transfer Agent, and Dividend Disbursing Agent

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian for the Fund’s cash and securities. Boston Financial Data Services, Inc. (“BFDS”), an affiliate of State Street located at The BFDS Building, 30 Dan Road, Canton, Massachusetts 02021-2809, performs the shareholder services on behalf of State Street, and acts as the Fund’s transfer agent and dividend disbursing agent. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

Distributor

To implement the Fund’s Rule 12b-1 Plans, the Fund has entered into a Distribution Agreement with G.distributors, LLC, a Delaware limited liability company which is a wholly owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis.

Set forth in the table below are the amounts of sales commissions and underwriting fees on Class A Shares and contingent deferred sales charges (“CDSC”) for Class A and Class C Shares received and retained by the Distributor for the past three fiscal years:

Sales Commissions for the Years Ended December 31:

	2010		2011						2012
Share Class	Commissions	Retained by Distributor	Commissions			Retained by Distributor			Commissions	Retained by Distributor

Class A Sales Commissions	$157,842	$22,938	$ $	81,062 134,799	* **	$ $	11,243 10,456	* **	$175,619	$28,271

Class A CDSCs	Not Applicable	$47		Not Applicable		$ $	436 —	* **	Not Applicable	$7,764

Class C CDSCs	Not Applicable	$5,543		Not Applicable		$ $	4,600 —	* **	Not Applicable	$4,856

*	Payments made to G.research. G.research was the Fund’s distributor prior to August 1, 2011 and is a broker-dealer affiliated with G.distributors, both subsidiaries of GBL, and with the Fund.
**	Payments made to G.distributors. G.distributors succeeded G.research as the Fund’s distributor effective August 1, 2011.

Set forth in the table below are the amounts of brokerage commissions and other compensation received by the Distributor during the fiscal year ended December 31, 2012.

Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
$28,271	$12,620	Not Applicable	$0

DISTRIBUTION PLANS

The Fund has adopted separate distribution and service plans (each a “Plan” and collectively the “Plans”) pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Class AAA, Class A, and Class C Shares. Payments may be made by the Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of the Plans and not be subject to its limitations. Payments under the Plans are not dependent on distribution expenses incurred by the Distributor. The Plans compensate the Distributor of the rates indicated below regardless of expense, and accordingly, a portion of the payments by the Fund may be used indirectly to finance distribution activities on behalf of other Gabelli/GAMCO funds and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Fund. The Plans are intended to benefit the Fund, among other things, by supporting the Fund’s distribution, which may increase its assets and thereby reduce the Fund’s expense ratio.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund’s Board, including a majority of the Independent Directors. No Plan may be amended to increase materially the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Board in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Directors with periodic reports of amounts expended under such Plan and the purpose for which such expenditures were made.

Pursuant to the Plans, the Fund paid the Distributor 0.25% of its average daily net assets of Class AAA Shares and Class A Shares and 1.00% of its average daily net assets of Class C Shares. Due to the possible continuing nature of Rule 12b-1 payments, long term investors may pay more than the economic equivalent of the maximum front end sales charge permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Directors shall be limited to the Independent Directors.

For the fiscal year ended December 31, 2012, the Fund made payments under the Plans for Class AAA, Class A, and Class C Shares of $1,129,582 payable to the Distributor. The Plans compensate the Distributor regardless of its expense.

For the fiscal year ended December 31, 2012, the Distributor identified expenditures for the Fund of approximately $21,700 for advertising and promotion, $16,100 for printing, postage, and stationery, $7,700 for overhead support expenses, $166,900 for salaries of personnel of the Distributor, $0 for advanced commissions and $824,300 for third party servicing fees.

The amounts included in the prior paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to approvals by the Board, the Fund also makes payments to the providers of these programs, out of its assets other than Rule 12b-1 payments, in amounts not greater than savings of expenses the Fund would incur in maintaining shareholder accounts for those who invest in the Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program’s charges out of their financial resources other than Rule 12b-1 fees.

Pursuant to the Distribution Agreement, the Fund appoints the Distributor as its general distributor and exclusive agent for the sale of the Fund’s shares. The Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreement shall remain in effect from year to year provided that continuance of such agreement shall be approved at least annually by the Fund’s Board, including a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party thereto upon sixty days written notice.

Class AAA Shares were first offered to the public on July 11, 1994. Class A, and Class C Shares were first offered to the public on December 23, 2002. Class I Shares were first offered to the public on January 11, 2008.

Shares of the Fund may also be purchased through shareholder agents that are not affiliated with the Fund or the Distributor. There is no sales or service charge imposed by the Fund other than as described in the Prospectus for Class A, Class C, and Class I Shares under the “Classes of Shares” section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund’s shares in that account. It is the responsibility of the shareholder’s agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Fund the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Director of the Fund had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli companies may be deemed to have an indirect financial interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

Under the Agreement, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable (“best execution”) at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to G.research, a broker-dealer member of FINRA and an affiliate of the Adviser; and (2) pay commissions to brokers other than G.research which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Fund or other investment funds managed by the Adviser and its affiliates by brokers, including G.research, as a factor in its selection of brokers or dealers for the Fund’s portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in OTC securities, but the prices of such securities usually may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund’s policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: (i) information as to the availability of securities for purchase or sale; (ii) statistical or factual information or opinions pertaining to investments; (iii) wire services; and (iv) appraisals or evaluations of potential and existing investments.

Research services furnished by brokers or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser considers the level of services provided, and based on such determinations the Adviser allocated brokerage commissions of $227,681 on portfolio transactions in the principal amount of $90,715,037 during 2012. The average commission on these transactions was $0.013693 per share.

Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with G.research when it appears that, as an introducing broker or otherwise, G.research can obtain a price, execution, and commission, which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted procedures which provide that the commissions paid to G.research on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or is what G.research charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Fund’s procedures contain requirements that the Board, including the Independent Directors, review such commissions and transactions quarterly and procedures at least annually to determine their continuing appropriateness. The Adviser is also required to furnish reports and maintain records in connection with the reviews.

To obtain the best execution of portfolio trades on the NYSE, G.research controls and monitors the execution of such transactions on the floor of the NYSE through independent “floor brokers” or the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of G.research, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to G.research. G.research may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, G.research may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Fund’s Board has expressly authorized G.research to effect such transactions; and (ii) G.research annually advises the Fund of the aggregate compensation it earned on such transactions.

The following table sets forth certain information regarding the Fund’s payment of brokerage commissions for fiscal years ended December 31 as indicated:

	Fiscal Year Ended December 31,	Commissions Paid
Total Brokerage Commissions	2010	$225,609
	2011	$440,837
	2012	$243,424

Commissions paid to G.research	2010	$0
	2011	$0
	2012	$0

% of Total Brokerage Commissions paid to G.research	2012	0%

% of Total Transactions involving Commissions paid to G.research	2012	0%

During its fiscal year ended December 31, 2012, the Fund did not acquire securities of its regular broker-dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents.

REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board and taken at their value used in determining the Fund’s NAV as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the NAV of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder’s name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.

The Fund imposes a redemption fee of 2.00% of the total redemption amount if you sell or exchange any of your shares within seven days after the date of a purchase. The fee, its manner of calculation and exceptions to its applicability are discussed in the Fund’s Prospectuses. The fee is not a sales charge (load) and is paid directly to the respective Fund and not the Adviser or Distributor.

DETERMINATION OF NET ASSET VALUE

The NAV is calculated separately for each class of the Fund. The NAV of Class C Shares of the Fund, as applicable, will generally be lower than the NAV of Class A, Class I, or Class AAA Shares, as applicable, as a result of the higher service and distribution related fees to Class C Shares. It is expected, however, that the NAV of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining the Fund’s NAV, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the OTC market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the official closing settlement price of the exchange or board of the trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company, comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipts securities at the close of the U.S. exchanges; and evaluation of any other information that could be indicative of the value of the security.

The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund’s Board. Further information on fair valuation is provided in the Fund’s Prospectuses under “Pricing of Fund Shares”.

NYSE Closings. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax adviser with respect to the specific federal, state, local, and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

General

The Fund has elected to qualify and intends to continue to qualify on an annual basis as a regulated investment company under Subchapter M of the Code and thereby eliminate or greatly reduce its income tax liability each year. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from option, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in “qualified publicly traded partnerships,” i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income; and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting securities are held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships. Any gains realized upon the sale of bullion will not count towards the 90% gross income test described above and any bullion owned by the Fund will not count towards the asset diversification requirement described above. There can be no assurance that the Fund will meet all of the requirements for such qualification each year.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise, or withholding tax liabilities.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains, if any, that it distributes to its shareholders, provided that the Fund distributes to its shareholders at least the sum of (i) 90% of its “investment company taxable income”, i.e., taxable income other than its net realized long term capital gain over its net realized short term capital loss, plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Fund will determine either to distribute, or to retain for reinvestment, all or part of any net long term capital gains. If any such gains are retained, the Fund will be subject to a U.S. federal income tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (1) will be required to include in income for U.S. federal income tax purposes as long term capital gain its share of the undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against its own U.S. federal income tax liability, if any, and to claim a refund to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder’s gross income. Organizations or persons not subject to U.S. federal income tax on such capital gain will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Under the Code, amounts not distributed by the Fund on a timely basis in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% excise tax. To avoid this excise tax, the Fund must distribute during each calendar year an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period generally ending on October 31 of the calendar year (unless an election is made by the Fund to use the Fund’s December fiscal year end), and (3) all ordinary income and capital gain income for previous years that were not previously distributed. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

On December 31, 2012, the Fund had no remaining unused capital loss carryforwards. Capital losses sustained and not used in a taxable year beginning after December 22, 2010 may be carried forward indefinitely to offset income of the Fund in future years.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long term capital gains, will be taxable to shareholders as dividend income. Provided that certain holding period and other requirements are met, such dividends will be eligible: (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals, and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets, i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated, in order to qualify as a regulated investment company in a subsequent year.

Gains or losses on sales of securities by the Fund will generally be long term capital gains or losses if the securities have been held by the Fund for more than one year. Gains or losses on sales of securities held by the Fund for one year or less will generally be short term capital gains or losses.

The Fund’s transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund, i.e., may affect whether gains or losses are ordinary or capital, accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio, i.e., treat them as if they were closed out at the end of each year, and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund’s investment in so-called “Section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long term capital gain or loss, and 40% of such net gain or loss will be treated as short term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions”; (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country; or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

The diversification requirements applicable to the Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts and options on futures contracts and will limit the extent to which the Fund will be able to hold bullion.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Foreign Investments

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the value of the Fund’s assets at the close of a taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat those foreign income taxes paid by the Fund that can be treated as income taxes under U.S. federal income tax principles as paid by its shareholders subject to certain exceptions. If the Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders would be entitled to credit their eligible portions of this amount against their U.S. income tax liability or to deduct those portions from their U.S. taxable income. Holding period requirements restrict the ability of the Fund to make, and the shareholders to enjoy the benefits of, such an election. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations may be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts, and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Passive Foreign Investment Companies

If the Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Generally, a non-U.S. corporation is treated as a PFIC if either 75% or more of its gross income is passive income or 50% or more of its assets produce passive income or are held for the production of passive income.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Distributions

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been made and received by each shareholder on December 31 of such calendar year, provided such dividend is actually paid by the Fund during January of the following calendar year.

Distributions of net realized long term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short term capital gains) from its net investment company taxable income (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend may be eligible to be taxed at the rates generally applicable to long term capital gains for individuals (currently at a maximum rate of 20%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short term capital gain from such sales exceeds net long term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short term capital gain from such sales exceeds net long term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt organizations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an eighty-five day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365 day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in its shares of the Fund, and as a capital gain thereafter (if the shareholder holds its shares of the Fund as capital assets). Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations, provided certain holding period and other requirements are met.

Shareholders receiving distributions in the form of shares should have a basis in such shares of the Fund equal to the amount of cash that the shareholders would have received had they elected to receive cash instead of shares. If the NAV of shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends, i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends, or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case. Under current law, the Fund serves to “block” unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by the Fund from real estate investment trusts, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

Sales of Shares

Upon a taxable sale or exchange of shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in the shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be a capital gain or loss if the shares are held as capital assets and will be long term capital gain or loss if the shares are held for more than one year and short term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a sixty-one day period beginning thirty days before and ending thirty days after the date the shares are disposed of. In such case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long term capital loss to the extent of any distributions (or deemed distributions) of net long term capital gain received by the shareholder with respect to such shares.

An exchange from one share class within the Fund to another share class within the Fund is generally not a taxable transaction, provided that such classes have identical rights with respect to the Fund’s assets.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within ninety days and then acquires shares in a mutual fund within a certain period of time for which the otherwise applicable sales charge is reduced by reason of a reinvestment right, e.g., an exchange privilege, the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within ninety days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding

The Fund may be required to withhold, for U.S. federal income tax purposes, a portion (currently at a rate of 28%) of the dividends, distributions, and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability if proper documentation is provided.

Notices

Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions, and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxes

Dividends, distributions, and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Shareholders should consult their tax advisors regarding their investment in the Fund.

Taxation of Non-U.S. Shareholders

Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an applicable IRS Form W-8 or other applicable form may be subject to backup withholding at the appropriate rate.

A distribution from the Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund’s assets are invested in REITs and other U.S. real property holding corporations.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. The Fund may make taxable distributions even in periods during which the share price has declined. The Fund does not make investment decisions based primarily on tax considerations. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Fund Matters

The Fund reserves the right to create and issue a number of portfolios, in which case the shares of each portfolio would participate equally in the earnings, dividends, and assets of the particular portfolio and would vote separately to approve management agreements or changes in investment policies, but shares of all portfolios would vote together in the election or selection of Directors, principal underwriters and auditors and, generally, on any proposed amendment to the Fund’s Articles of Incorporation.

Upon liquidation of the Fund or any portfolio, shareholders of the affected portfolio would be entitled to share pro rata in the net assets of their respective portfolio available for distribution to such shareholders.

DESCRIPTION OF THE FUND’S SHARES

Description of Shares, Voting Rights, and Liabilities

The Fund is an open-end management investment company that was organized as a Maryland corporation on May 13, 1994. Its authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($0.001) per share. The Fund is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies, or upon the written request of 10% of the Fund’s shares. The Fund’s Board is authorized to divide the unissued shares into separate portfolios of stock, each portfolio representing a separate, additional portfolio.

There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at NAV, at the option of the shareholder.

The Fund sends semi-annual and audited annual reports to all shareholders which include lists of portfolio securities and the Fund’s financial statements, which shall be audited annually. Unless a shareholder otherwise specifically requests in writing, the Fund may send a single copy of Prospectuses and reports to shareholders to all accounts at the same address.

The shares of the Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board. Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing Fund shares.

Shareholder Approval

Other than elections of Directors, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative vote of at least a “majority” (as defined by the 1940 Act) of the outstanding voting securities of the Fund at a meeting called for the purpose of considering such approval. A majority of the Fund’s outstanding securities is the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.

Information For Shareholders

All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to G.distributors, LLC, One Corporate Center, Rye, New York 10580-1422. For assistance, call 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com.

FINANCIAL STATEMENTS

The Fund’s Financial Statements for the fiscal year ended December 31, 2012, including the Report of Ernst & Young LLP, are incorporated herein by reference to the Fund’s Annual Report. The Fund’s Annual Report is available upon request and without charge by calling 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com. Ernst & Young LLP provides audit services, tax return preparation and assistance and other assurance services in connection with certain SEC filings.

APPENDIX A

DESCRIPTION OF MOODY’S INVESTORS SERVICE, INC.‘S (“MOODY’S”)

CORPORATE BOND RATINGS

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to very high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with little prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR’S CORPORATION’S (“S&P’S”)

CORPORATE DEBT RATINGS

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

C1:	The rating C1 is reserved for income bonds on which no interest is being paid.

D:	Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF MOODY’S PREFERRED STOCK RATINGS

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels.

baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment.

ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s may apply numerical modifiers 1, 2, and 3 in each rating classification from “aa” through “b” in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P’S PREFERRED STOCK RATINGS

AAA: This is the highest rating that may be assigned by S&P’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying.

C: A preferred stock rated C is a non-paying issue.

D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Articles of Incorporation of the Registrant, dated May 11, 1994, are incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement as filed with the SEC via EDGAR on April 29, 1996 (Accession No. 0001005477-96-000060) (“Post-Effective Amendment No. 3”).

(a)(2)	Articles of Amendment to the Articles of Incorporation, dated April 25, 2000, are incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2000 (Accession No. 0000935069-00-000196) (“Post-Effective Amendment No. 8).

(a)(3)	Articles Supplementary to the Articles of Incorporation, dated December 6, 2002, are incorporated by reference to Post-Effective Amendment No 11 to the Registration Statement as filed with the SEC via EDGAR on December 16, 2002 (Accession No. 0000935069-02-001340) (“Post-Effective Amendment No. 11”).

(a)(4)	Articles Supplementary to the Articles of Incorporation, dated April 2, 2005, are incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement as filed with the SEC via EDGAR on April 29, 2005 (Accession No. 0000935069-05-001041) (“Post-Effective Amendment No. 15”).

(a)(5)	Articles of Amendment to the Articles of Incorporation, dated December 22, 2005, are incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement as filed with the SEC via EDGAR on April 28, 2006 (Accession No. 0000935069-06-001195).

(a)(6)	Articles of Amendment to the Articles of Incorporation, dated November 22, 2011, is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement as filed with the SEC via EDGAR on April 27, 2012 (Accession No. 0001193125-12-191631) (“Post-Effective Amendment No. 24”).

(b)(1)	By-Laws of the Registrant, dated May 11, 1994, are incorporated by reference to Post-Effective Amendment No. 3.

(b)(2)	Amended and Restated By-laws, dated August 19, 2009, are incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement, as filed with the SEC via EDGAR on February 26, 2010 (Accession No. 0000950123-10-017793).

(c)	Not Applicable.

(d)(1)	Investment Advisory Agreement between the Registrant and Gabelli Funds, Inc., dated June 15, 1994, is incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2001, (Accession No. 0000935069-01-500089) (“Post-Effective Amendment No. 9”).

(d)(2)	Amendment No. 1 to the Investment Advisory Agreement between the Registrant and Gabelli Funds, Inc. (now known as Gabelli Funds, LLC), dated May 17, 2000, is incorporated by reference to Post-Effective Amendment No. 9.

(e)	Distribution Agreement between the Registrant and G.distributors, LLC, dated August 1, 2011, is incorporated by reference to Post-Effective Amendment No. 24.

(f)	Not Applicable.

(g)(1)	Amended and Restated Master Custodian Agreement, between the Registrant and State Street Bank & Trust Company (“State Street”), dated July 2, 2001, is incorporated by reference to Post-Effective Amendment No. 10, as filed with the SEC via EDGAR on May 1, 2002 (Accession No. 0000935069-02-000386).

(g)(2)	Form of Subcustodian Agreement (for precious metals) is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, as filed on June 24, 1994.

(h)	Transfer Agency and Service Agreement between the Registrant and State Street is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC via EDGAR on April 30, 1998 (Accession No. 0000950152-98-003817).

(i)(1)	Consent of Paul Hastings, LLP, Fund counsel, is filed herewith.

(i)(2)	Opinion of Venable, Baetjer and Howard is incorporated by reference to Post-Effective Amendment No. 8.

(j)(1)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm, is filed herewith.

(j)(2)	Power of Attorney for Mario J. Gabelli, Caesar M. P. Bryan, E. Val Cerutti, Anthony J. Colavita, Werner J. Roeder, Anthonie C. van Ekris, and Daniel E. Zucchi, dated November 1, 2000, are incorporated by reference to Post-Effective Amendment No. 9.

(j)(3)	Power of Attorney for Salvatore J. Zizza, dated April 27, 2004, is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement as filed with the SEC via EDGAR on April 30, 2004 (Accession No. 0000935069-04-000675).

(k)	Not Applicable.

(l)(1)	Subscription Agreement with initial shareholder, dated June 15, 1994, is incorporated by reference to Post-Effective Amendment No. 3.

(l)(2)	Purchase Agreement with respect to Class A Shares of the Fund, dated November 20, 2002, is incorporated by reference to Post-Effective Amendment No. 11.

(l)(3)	Purchase Agreement with respect to Class C Shares of the Fund, dated November 20, 2002, is incorporated by reference to Post-Effective Amendment No. 11.

(m)(1)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class AAA shares, dated August 1, 2011, is incorporated by reference to Post-Effective Amendment No. 24.

(m)(2)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares, dated August 1, 2011, is incorporated by reference to Post-Effective Amendment No. 24.

(m)(3)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares, dated August 1, 2011, is incorporated by reference to Post-Effective Amendment No. 24.

(n)	Amended and Restated Rule 18f-3 Multi-Class Plan, dated May 12, 2004, is incorporated by reference Post-Effective Amendment No. 15.

(o)	Not Applicable.

(p)	Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Investors, Inc., Gabelli & Company, Inc., G.distributors, LLC, Teton Advisors, Inc., Gabelli Securities, Inc., and Gabelli Fixed Income LLC, is filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant

None.

Item 30.	Indemnification

Under Article V, Section 1, of the Registrant’s By-Laws, any past or present director or officer of Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a director or officer of Registrant. This provision does not authorize indemnification when it is determined, in the manner specified in the By-Laws, that such director or officer would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. In addition, Section 1 provides that to the fullest extent permitted by Maryland General Corporation Law, as amended from time to time, no director or officer of the Fund shall be personally liable to the Fund or its stockholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by the Investment Company Act of 1940, as amended from time to time. Under Article V, Section 2, of the Registrant’s By-Laws, expenses may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such director or officer to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of the advanced expenses is not authorized under the By-Laws.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

Gabelli Funds, LLC (the “Adviser”) is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 32.	Principal Underwriter

(a)	G.distributors, LLC (“G.distributors”) currently acts as distributor for Gabelli 787 Fund, Inc., The Gabelli Asset Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc.,

The Gabelli Dividend Growth Fund, Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., Gabelli Investor Funds, Inc., The GAMCO Mathers Fund, The Gabelli Money Market Funds, Gabelli SRI Green Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value Fund Inc. and The TETON Westwood Funds.

(b)	The information required by this Item 32 with respect to each director, officer or partner of G.distributors is incorporated by reference to Schedule A of Form BD filed by G.distributors pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-68697).

(c)	Not Applicable.

Item 33.	Location of Accounts And Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

1.	Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

2.	BNY Mellon Investment Servicing (US) Inc.

201 Washington Street

Boston, Massachusetts 02108

3.	BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, Pennsylvania 19406

4.	State Street Bank and Trust Company

One Heritage Drive

North Quincy, Massachusetts 02171

5.	Boston Financial Data Services, Inc.

Two Heritage Drive

North Quincy, Massachusetts 02171

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, the GABELLI GOLD FUND, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye, and State of New York, on the 30th day of April, 2013.

GABELLI GOLD FUND, INC.

By:	/s/ Bruce N. Alpert
Bruce N. Alpert
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 26 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

Mario J. Gabelli*	Chairman of the Board	April 30, 2013
Mario J. Gabelli

/s/ Bruce N. Alpert	President and Secretary	April 30, 2013
Bruce N. Alpert	(Principal Executive Officer)

/s/ Agnes Mullady	Treasurer	April 30, 2013
Agnes Mullady	(Principal Financial and Accounting Officer)

E. Val Cerutti*	Director	April 30, 2013
E. Val Cerutti

Anthony J. Colavita*	Director	April 30, 2013
Anthony J. Colavita

Werner J. Roeder*	Director	April 30, 2013
Werner J. Roeder

Anthonie C. van Ekris*	Director	April 30, 2013
Anthonie C. van Ekris

Salvatore J. Zizza*	Director	April 30, 2013
Salvatore J. Zizza

Daniel E. Zucchi*	Director	April 30, 2013
Daniel E. Zucchi

*By: /s/ Bruce N. Alpert
Bruce N. Alpert
Attorney-in-Fact

Exhibit Index

Exhibit No.	Description

28(i)(1)	Consent of Paul Hastings LLP, Fund counsel

28(j)(1)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

28(p)	Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Investors, Inc., Gabelli & Company, Inc., G.distributors, LLC, Teton Advisors, Inc., Gabelli Securities, Inc., and Gabelli Fixed Income LLC.